UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                Current Report
                                 Pursuant to
                             Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): February 3, 2000


                       ALLMERICA FINANCIAL CORPORATION
            (Exact name of Registrant as specified in its charter)



            Delaware                    1-13754             04-3263626
   (State or other jurisdic-    (Commission File Number) (I.R.S.Employer
     tion of Incorporation)                                 I.D. Number)




                    440 Lincoln Street, Worcester, Massachusetts 01653
                         (Address of Principal Executive Offices)
                                       (Zip Code)

                                    (508) 855-1000
                    (Registrant's Telephone Number including area code)



                                   Page 1 of 39 pages
                                Exhibit Index on page 4

Item 5.  Other Events.

On February 3, 2000, Allmerica Financial Corporation announced its financial results for fourth quarter 1999. A copy of the press release and accompanying statistical supplement are attached as Exhibits 99 and 99.1 and are incorporated by reference herein.


CAUTIONARY STATEMENT FOR THE PURPOSES OF THE `SAFE HARBOR' PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Forward-Looking Statements

The Company wishes to caution readers that the following important factors, among others, in some cases have affected and in the future could affect, the Company's actual results and could cause the Company's actual results for 1999 and beyond to differ materially from those expressed in any forward-looking statements made by, or on behalf of, the Company. When used in the MD&A discussion, the words "believes", "anticipates", "expects" and similar expressions are intended to identify forward looking statements. See "Important Factors Regarding Forward-Looking Statements" filed as
Exhibit 99-2 to the Company's June 30, 1999 Form 10-Q.

Factors that may cause actual results to differ materially from those contemplated or projected, forecast, estimated or budgeted in such forward looking statements include among others, the following possibilities: (i) adverse catastrophe experience and severe weather; (ii) adverse loss development for events the Company insured in prior years or adverse trends in mortality and morbidity; (iii) heightened competition, including the intensification of price competition, the entry of new competitors, and the introduction of new products by new and existing competitors; (iv) adverse state and federal legislation or regulation, including decreases in rates, limitations on premium levels, increases in minimum capital and reserve requirements, benefit mandates, limitations on the ability to manage care and utilization, and tax treatment of insurance and annuity products; as well as continued compliance with state and federal regulations; (v) changes in interest rates causing a reduction of investment income or in the market value of interest rate sensitive investments; (vi) failure to obtain new customers, retain existing customers or reductions in policies in force by existing customers; (vii) higher service, administrative, or general expense due to the need for additional advertising, marketing, administrative or management information systems expenditures; (viii) loss or retirement of key executives; (ix) increases in medical costs, including increases in utilization, costs of medical services, pharmaceuticals, durable medical equipment and other covered items; (x) termination of provider contracts or renegotiations at less cost-effective rates or terms of payment; (xi) changes in the Company's liquidity due to changes in asset and liability matching;
(xii) restrictions on insurance underwriting, based on genetic testing and other criteria; (xiii) adverse changes in the ratings obtained from independent rating agencies, such as Moody's, Standard and Poor's, A.M. Best, and Duff & Phelps; (xiv) lower appreciation on and decline in value of managed investments, resulting in reduced variable products, assets and related fees;
(xv) possible claims relating to sales practices for insurance products; (xvi) uncertainty related to the Year 2000 issue; (xvii) failure of a reinsurer of the Company's policies to pay its liabilities under reinsurance contracts; (xviii) earlier than expected withdrawals from the Company's general account annuities, GICs (including funding agreements), and other insurance products;
(xix) changes in the mix of assets comprising the Company's investment portfolio and the fluctuation of the market value of such assets; and (xx) losses resulting from the Company's participation in certain reinsurance pools.



Item 7.  Financial Statements and Exhibits.

Exhibit 99 Press Release dated February 3, 2000, announcing Allmerica Financial Corporation fourth quarter 1999 financial results.

Exhibit 99.1 Allmerica Financial Corporation Fourth Quarter Statistical Supplement.

SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLMERICA FINANCIAL
CORPORATION

                                      By:  /S/Edward J. Parry III
                                           Edward J. Parry III
                                           Vice President, Chief Financial
                                           Officer, and Treasurer


Date:  February 7, 2000

Exhibit Index

Exhibit 99 Press Release dated February 3, 2000, announcing Allmerica Financial Corporation fourth quarter 1999 financial results.

Exhibit 99.1 Allmerica Financial Corporation Fourth Quarter Statistical
             Supplement.

EXHIBIT 99

ALLMERICA FINANCIAL CORPORATION REPORTS
RECORD OPERATING EARNINGS OF $5.06 PER SHARE FOR 1999

WORCESTER, Mass., February 3, 2000 - Allmerica Financial Corporation (NYSE: AFC) today reported record operating earnings from continuing operations for the fourth quarter and full-year 1999.

Fourth quarter highlights:

Net operating income per share from continuing operations was $1.48, or $80.8 million, an increase in earnings per share of 32.1 percent compared to $1.12 per share, or $67.1 million in 1998. Net operating income from continuing operations excludes net realized investment gains and losses and other non-recurring gains and charges, net of taxes.

Return on equity increased substantially in 1999 to 12.3 percent versus
9.4 percent in 1998.

Asset Accumulation pre-tax operating earnings were $59.5 million, up
18.5 percent from $50.2 million for the same period in 1998.

Variable annuity sales were $653.0 million, an increase of 2.8 percent over sales in the third quarter of 1999.

Risk Management pre-tax operating earnings were $65.0 million, up from the $52.4 million reported in the fourth quarter of 1998.

Net income was $68.4 million, or $1.25 per share, compared to $65.9 million, or $1.10 per share in 1998.

Full-year highlights:

Net operating income per share from continuing operations was $5.06, or $280.9 million, an increase in earnings per share of 43.8 percent compared to $3.52 per share or $212.5 million in 1998.

Net operating income per share from continuing operations has grown at a 29 percent cumulative average growth rate since going public in 1995.

Asset Accumulation pre-tax operating income was $229.0 million, an
18.8 percent increase from $192.7 million in 1998.

Risk Management pre-tax operating income for the year was $199.6 million, up 33.4 percent from $149.6 million for the full year 1998.

1999 net income was $295.8 million, or $5.33 per share, up from $201.2 million, or $3.33 per share in 1998.

"Our fifth consecutive year of record earnings and significant improvement in our return on equity confirm the soundness of our operating strategies," said John F. O'Brien, president and chief executive officer of Allmerica Financial Corporation. "1999's results extended our impressive record of earnings growth which began with our initial public offering in 1995.
Since we became a public company, we have delivered average annual operating earnings growth of 29 percent. We are confident our strategies will continue to deliver value to our shareholders in 2000 and beyond."

Segment Results

Allmerica Financial operates in two primary businesses: Asset Accumulation and Risk Management. The Asset Accumulation business markets insurance and retirement savings products and services to individual and institutional clients through Allmerica Financial Services, and investment management services to institutions, pension funds, and other organizations through Allmerica Asset Management, Inc. Risk Management markets property and casualty insurance products on a regional basis through The Hanover Insurance Company and Citizens Insurance Company of America.

Asset Accumulation

Fourth quarter pre-tax operating earnings for the Asset Accumulation business increased to $59.5 million from $50.2 million in 1998. Full-year Asset Accumulation pre-tax operating earnings increased 18.8 percent, to $229.0 million, compared to $192.7 million in 1998.

Allmerica Financial Services' pre-tax operating earnings increased to $54.2 million in the quarter, up from $43.5 million in the fourth quarter of 1998. Full-year pre-tax operating earnings were $205.5 million in 1999, up 21.6 percent from $169.0 million in 1998.

Allmerica Asset Management's fourth quarter pre-tax operating earnings were $5.3 million, down from $6.7 million in the same period in the prior year. Full-year pre-tax operating earnings in 1999 were $23.5 million, compared to $23.7 million in 1998.

Asset Accumulation highlights:

Variable annuity sales were $2.8 billion in 1999 versus $3.2 billion in 1998. Variable annuity sales in the fourth quarter of 1999 were $653.0 million, a 2.8% increase over sales in the third quarter of 1999.

Variable product assets increased to $17.6 billion at December 31, 1999 up 28.5 percent from $13.7 billion in 1998.

Variable product fees of $79.7 million were up 28.5 percent over the 1998 fourth quarter, and up 29.2 percent for the year to $291.2 million. Increased fees are related to variable product asset growth resulting from sales and stock market appreciation.

Variable life insurance sales were up 21.7 percent, to $52.2 million in the quarter, and increased 17.8 percent, to $187.0 million for the full-year 1999.

Risk Management

Risk Management pre-tax operating earnings were $65.0 million, compared to $52.4 million for the fourth quarter of 1998. Pre-tax catastrophe losses were $3.8 million in the quarter, versus $7.9 million in 1998. Full-year Risk Management pre-tax operating earnings were $199.6 million in 1999, compared to $149.6 million in 1998. Pre-tax catastrophe losses were $76.9 million in 1999, compared to $90.3 million in 1998.

Risk Management highlights:

Direct written premiums increased 6.4 percent in the fourth quarter of 1999 to $519.8 million from $488.4 million in the fourth quarter of 1998. Full year direct written premiums increased 10.0 percent in 1999 to $2.2 billion compared to $2.0 billion in 1998.


The statutory expense ratio was 28.5 percent in the quarter, down from 28.9 percent in the same period in 1998. The full-year statutory expense ratio was 28.5 percent in both 1999 and 1998.

Corporate

Corporate segment net expenses were $16.1 million in the fourth quarter of 1999, compared to $15.3 million in 1998. Full-year corporate net expenses were $59.3 million and $50.9 million in 1999 and 1998, respectively.

Investment Results

Net investment income was $145.9 million for the fourth quarter of 1999, compared to $157.0 million in the same period in 1998. This decrease is due to lower average invested assets, primarily resulting from the timing of share repurchases and other capital transactions during the period. Full-year 1999 net investment income was $615.7 million, compared to $604.4 million in 1998.

Fourth quarter net realized investment losses were $15.5 million, compared to $10.1 million of net realized investment gains in 1998. Full-year 1999 net realized investment gains were $91.0 million, up from $59.2 million in 1998. During 1999, realized gains related principally to the sale of appreciated equities in the property and casualty investment portfolio.

Balance Sheet

Shareholders' equity was $2.2 billion, or $41.32 per share at December 31, 1999, compared to $2.5 billion, or $41.95 per share at December 31, 1998. Excluding the impact of SFAS No. 115, book value was $42.71 per share at the close of the fourth quarter, compared to $38.87 per share at December 31, 1998.

Total assets were $30.8 billion at December 31, 1999, up from $27.7 billion at year-end 1998.

Interim information is unaudited.

Allmerica Financial Corporation is the holding company for a diversified group of insurance and financial services companies headquartered in Worcester, Massachusetts.

CONTACTS:      Investors              Media
               Henry P. St. Cyr       Michael F. Buckley
               (508) 855-2959         (508) 855-3099

ALLMERICA FINANCIAL CORPORATION


(In millions, except per share data)

                        Quarter ended       Year ended
                         December 31        December 31
                        1999    1998        1999    1998
Net income              $68.4   $65.9       $295.8  $201.2
Net income per share    $1.25   $1.10       $ 5.33  $ 3.33
Weighted average shares  54.6    59.9         55.5    60.3


The following is a reconciliation from net operating income to net income per share:



PER SHARE DATA (DILUTED) <FN2>
                             Quarter ended       Year ended
                              December 31        December 31
                             1999    1998        1999    1998
Net operating income<FN1>    $1.48   $1.12       $5.06   $3.52

Net realized (losses)
gains on investments,
net of taxes, minority
interest and amortization    (0.25)   0.11        1.13    0.48

Loss from operations of
discontinued business,
net of taxes                  0.00   (0.03)      (0.33)  (0.23)

Loss on disposal of group
life and health business,
net of taxes                  0.00    0.00       (0.55)   0.00

Sales practice litigation
expense, net of taxes         0.00    0.00        0.00   (0.33)

Restructuring charges,
net of taxes and minority
interest                      0.02   (0.10)       0.02   (0.10)

Other non-operating items,
net of taxes                  0.00    0.00        0.00   (0.01)
                             --------------      --------------
Net income                   $1.25   $1.10       $5.33   $3.33
                             --------------      --------------

<FN1> Net operating income excludes net realized gains and losses and other items which management believes are not indicative of overall operating trends, all net of taxes and minority interest.

<FN2> Basic net income per share was $1.26 and $1.11 for the quarters ended December 31, 1999 and 1998, respectively, and $5.38 and $3.36 for the years ended December 31, 1999 and 1998, respectively.


All figures reported are unaudited and are in accordance with generally accepted accounting principles.

Exhibit 99.1



ALLMERICA FINANCIAL CORPORATION
STATISTICAL SUPPLEMENT

                                TABLE OF CONTENTS

    Financial Highlights                                          1 - 3

    Consolidated Financial Statements
        Income Statements                                             4
        Balance Sheets                                                5
        Shareholders' Equity                                          6

    Segment Results
        Income Statement Highlights                                   7
        Historical Income Statement Highlights                        8
        Balance Sheet Highlights                                      9

    Risk Management
        Condensed Income Statements                                  10
        Selected Financial Information by Distribution Channel 11 - 16 Property and Casualty
        Selected Financial Information and Supplemental Data         17
        Selected Statutory Financial Information                     18

    Asset Accumulation
      Allmerica Financial Services
        Condensed Income Statements                                  19
        Operating Income by Product Line                        20 - 21
        Premiums, Deposits and Other Income                          22
        Future Policy Benefits and Account Balances                  23
      Allmerica Asset Management
        Condensed Income Statements and Supplemental Information     24

    Corporate
        Condensed Income Statements                                  25

    Investment Results
        Net Investment Income, Including Closed Block                26


    Historical Financial Highlights                             27 - 29

      Other Information
                  Corporate Information               Inside back cover
                  Market and Dividend Information
                      Industry Ratings

ALLMERICA FINANCIAL CORPORATION
FINANCIAL HIGHLIGHTS
QUARTER ENDED DECEMBER 31, 1999


Fourth Quarter Highlights:

    Net operating income per share from continuing operations was $1.48, or $80.8 million, an increase in earnings per share of 32.1 percent compared to $1.12 per share, or $67.1 million in 1998. Net operating income from continuing operations excludes net realized investment gains and losses and other non-recurring gains and charges, net of taxes.

    Return on equity increased substantially in 1999 to 12.3 percent versus
    9.4 percent in 1998.

    Asset Accumulation pre-tax operating earnings were $59.5 million, up 18.5 percent from $50.2 million for the same period in 1998.

    Variable annuity sales were $653.0 million, an increase of 2.8 percent over sales in the third quarter of 1999.

    Risk Management pre-tax operating earnings were $65.0 million, up from the $52.4 million reported in the fourth quarter of 1998.

    Net income was $68.4 million, or $1.25 per share, compared to $65.9 million, or $1.10 per share in 1998.

Full-year Highlights:

    Net operating income per share from continuing operations was $5.06, or $280.9 million, an increase in earnings per share of 43.8 percent compared to $3.52 per share or $212.5 million in 1998.

    Net operating income per share from continuing operations has grown at a 29 percent cumulative average growth rate since going public in 1995.

    Asset Accumulation pre-tax operating income was $229.0 million, an 18.8 percent increase from $192.7 million in 1998.

    Risk Management pre-tax operating income for the year was $199.6 million, up 33.4 percent from $149.6 million for the full year 1998.

    1999 net income was $295.8 million, or $5.33 per share, up from $201.2 million, or $3.33 per share in 1998.

ALLMERICA FINANCIAL CORPORATION
FINANCIAL HIGHLIGHTS

                                Quarter ended         Year ended
                                 December 31          December 31
(In millions, except                       %                            %
per share data)           1999    1998   Change  1999      1998      Change
INCOME STATEMENT
 Revenues
  Premiums                $497.6  $491.6   1.2   $1,950.5  $1,970.6   (1.0)
  Universal life and
   investment product
   policy fees              96.4    79.4  21.4      359.3     296.6   21.1
  Net investment income    145.9   157.0  (7.1)     615.7     604.4    1.9
  Net realized investment
   (losses) gains          (15.5)   10.1   N/M       91.0      59.2   53.7
  Other income              38.1    30.8  23.7      128.7     103.2   24.7
                          --------------------   -------------------------
       Total revenues     $762.5  $768.9  (0.8)  $3,145.2  $3,034.0    3.7
                          ====================   =========================
RECONCILIATION FROM NET
OPERATING INCOME TO NET
INCOME
 Net operating
  income <FN1>            $ 80.8  $ 67.1  20.4   $  280.9  $  212.5   32.2
 Net realized investment
  (losses) gains, net of
  taxes, minority
  interest and
  amortization             (13.6)    6.4   N/M       63.0      28.8    N/M
 Other non-operating
  items, net of taxes        1.2    (5.8)  N/M        1.2     (26.6)   N/M
                           -------------------      ----------------------
 Income from continuing
  operations                68.4    67.7   1.0      345.1     214.7   60.7
 Loss from operations of
  discontinued business,
  net of taxes               0.0    (1.8)  N/M      (18.8)    (13.5)  39.3
 Loss on disposal of
  group life and health
  business, net of taxes     0.0     0.0   0.0      (30.5)      0.0    N/M
                          --------------------     -----------------------
 Net income               $ 68.4  $ 65.9   3.8   $  295.8  $  201.2   47.0
                          ====================   =========================
PER SHARE DATA (DILUTED)
 Net operating income
  <FN1>                   $ 1.48  $ 1.12  32.1   $   5.06  $   3.52   43.8
 Net realized investment
  (losses) gains, net
  of taxes, minority
  interest and
  amortization             (0.25)   0.11   N/M       1.13      0.48    N/M
 Other non-operating
  items, net of taxes       0.02   (0.10)  N/M       0.02     (0.44)   N/M
                          --------------------    ------------------------
 Income from continuing
  operations                1.25    1.13  10.6       6.21      3.56   74.4
 Loss from operations of
  discontinued business,
  net of taxes               0.0   (0.03)  N/M      (0.33)    (0.23)  43.5
 Loss on disposal of
  group life and health
  business, net of taxes     0.0     0.0   0.0      (0.55)      0.0    N/M
                          --------------------    ------------------------
 Net income <FN2>         $ 1.25  $ 1.10  13.6    $  5.33   $  3.33   60.1
                          ====================    ========================
 Dividends declared to
  shareholders            $ 0.00  $ 0.00          $  0.25   $  0.15

  Weighted average shares
    outstanding             54.6    59.9             55.5      60.3

<FN1>
Net operating income excludes net realized gains and losses and other items which management believes are not indicative of overall operating trends, net of taxes and minority interest.
<FN2>
Basic net income per share was $1.26 and $1.11 for the quarters ended December 31, 1999 and 1998, respectively, and $5.38 and $3.36 for the years ended December 31, 1999 and 1998, respectively.


N/M - Not meaningful

ALLMERICA FINANCIAL CORPORATION
FINANCIAL HIGHLIGHTS


(In millions, except per share      December 31   December 31
data and ratios)                       1999          1998          % Change
BALANCE SHEET
  Total investments                    $ 7,888.7     $ 9,057.6     (12.9)
  Separate account assets              $17,629.6     $13,697.7      28.7
  Total assets                         $30,769.6     $27,653.1      11.3
  Total liabilities                    $28,229.4     $24,894.5      13.4

  Minority interest:
    Mandatorily redeemable preferred
      securities of a subsidiary trust $   300.0     $   300.0      0.0
    Shareholders' equity               $ 2,240.2     $ 2,458.6     (8.9)
    Statutory surplus:
      Property and casualty insurance
        companies                      $ 1,089.0     $ 1,269.3    (14.3)
      Life and health insurance
        companies                      $   590.2     $ 1,164.1    (49.3)
  Book value per share                 $   41.32     $   41.95     (1.5)
  Book value per share, excluding
    SFAS No. 115                       $   42.71     $   38.87      9.9


  Shares outstanding <FN1>                  54.2          58.6


  Stock price                          $   55.63     $   57.88     (3.9)
  Price/book value per share                1.3 x         1.4 x  (0.1) x
  Debbt/equity                              8.9 %         8.1 %   0.8 pts
  Debt/total capital                        7.3 %         6.7 %   0.6 pts
  Debt plus preferred securities of a
    subsidiary trust/total capital         18.2 %        16.9 %   1.3 pts

<FN1>
Shares outstanding do not include common stock equivalents.

                              Quarter ended             Year ended
                               December 31              December 31
(In millions, except                      %                            %
 ratios)                 1999    1998   Change    1999     1998     Change
RISK MANAGEMENT
 Net premiums written:
  Personal lines        $279.8  $274.2   2.0     $1,197.2  $1,208.1  (0.9)
  Commercial lines       191.9   181.4   5.8        779.8     748.6   4.2
                         ----------------------   -------------------------
    Total Risk
     Management         $471.7  $455.6   3.5     $1,977.0  $1,956.7   1.0
                         ----------------------   -------------------------
 Statutory underwriting
  income (loss)         $ 14.2  $ (2.5)  N/M     $  (31.2) $  (87.6)(64.4)
 Incurred catastrophe
  losses                $  3.8  $  7.9 (51.9)    $   76.9  $   90.3 (14.8)


PROPERTY AND CASUALTY
RATIOS
 Losses                  60.9%   64.7%  (3.8) pts   63.8%     67.4%  (3.6) pts
 Loss adjustment
  expenses                8.4%    8.2%   0.2  pts    8.4%      8.1%   0.3  pts
 Other underwriting
  expenses               28.5%   28.9%  (0.4) pts   28.5%     28.5%   0.0  pts
 Policyholder dividends   0.8%    0.8%   0.0  pts    0.5%      0.6%  (0.1) pts
  Statutory combined
   ratio                 98.6%  102.6%  (4.0) pts  101.2%    104.6%  (3.4) pts
 Catastrophe points on
  combined ratio           0.8     1.6  (0.8) pts     3.9       4.6  (0.7) pts

ALLMERICA FINANCIAL CORPORATION
CONSOLIDATED INCOME STATEMENTS

                                 Quarter ended            Year ended
                                  December 31            December 31
(In millions, except                           %                          %
per share data)               1999   1998   Change  1999      1998     Change
REVENUES
 Premiums                     $497.6  $491.6   1.2  $1,950.5  $1,970.6  (1.0)
 Universal life and
  investment product
  policy fees                   96.4    79.4  21.4     359.3     296.6  21.1
 Net investment income         145.9   157.0  (7.1)    615.7     604.4   1.9
 Net realized investment
  (losses) gains               (15.5)   10.1   N/M      91.0      59.2  53.7
 Other income                   38.1    30.8  23.7     128.7     103.2  24.7
                              --------------------  -------------------------
  Total revenues               762.5   768.9  (0.8)  3,145.2   3,034.0   3.7
                              --------------------  -------------------------

BENEFITS, LOSSES AND EXPENSES
 Policy benefits, claims,
  losses and loss
  adjustment expenses          435.5   439.6  (0.9)  1,770.7   1,804.0  (1.8)
 Policy acquisition
  expenses                     113.4   108.0   5.0     429.9     449.6  (4.4)
 Sales practice litigation
  expense                        0.0     0.0   0.0       0.0      31.0   N/M
 Restructuring costs            (1.9)    9.0   N/M      (1.9)      9.0   N/M
 Other operating expenses      120.3   122.4  (1.7)    478.5     440.3   8.7
                              --------------------  -------------------------
  Total benefits, losses
   and expenses                667.3   679.0  (1.7)  2,677.2   2,733.9  (2.1)
                             --------------------  -------------------------
 Income from continuing
  operations before
  federal income taxes          95.2    89.9   5.9     468.0     300.1  55.9
 Federal income tax
  expense                       22.8    16.2  40.7     106.9      56.1  90.6
                              --------------------  -------------------------
 Income from continuing
  operations before
  minority interest             72.4    73.7  (1.8)    361.1     244.0  48.0
                              --------------------  -------------------------
 Minority interest:
  Distributions on
   mandatorily redeemable
   preferred securities
   of a subsidiary trust        (4.0)   (4.0)  0.0     (16.0)    (16.0)  0.0
 Equity in earnings              0.0    (2.0)  N/M       0.0     (13.3)  N/M
                              --------------------  -------------------------
                                (4.0)   (6.0)(33.3)    (16.0)    (29.3)(45.4)
                              --------------------  -------------------------
 Income from continuing
  operations                    68.4    67.7   1.0     345.1     214.7  60.7

 Loss from operations of
   discontinued business
   (less applicable income
   taxes (benefit) of $(0.8)
   for the quarter ended
   December 31, 1998, and
   $(10.1) and $(7.0) for the
   years ended December 31,
   1999 and 1998)                0.0    (1.8)  N/M     (18.8)    (13.5) 39.3
 Loss on disposal of group
   life and health business,
   including provision of
   $72.2 for operating
   losses during phase-out
   period for the year
   ended December 31, 1999
   (less applicable income
   taxes (benefit) of $(16.4))   0.0     0.0   0.0     (30.5)      0.0   N/M
                              --------------------  -------------------------
Net income                    $ 68.4  $ 65.9   3.8  $  295.8  $  201.2  47.0
                              ====================  =========================

PER SHARE DATA (DILUTED)
 Income from continuing
  operations                  $ 1.25  $ 1.13  10.6  $   6.21  $   3.56  74.4
                              --------------------  -------------------------
 Loss from operations of
  discontinued business
  (less applicable income
  taxes (benefit) of $(0.01)
  for the quarter ended
  December 31, 1998, and
  $(0.19) and $(0.12) for
  the years ended
  December 31, 1999 and 1998    0.00   (0.03)  N/M     (0.33)    (0.23) 43.5
 Loss on disposal of group
  life and health business,
  including provision of
  $1.30 for operating losses
  during phase-out period
  for the year ended
  December 31, 1999, (less
  applicable income taxes
  (benefit) of $(0.29) for
  the year ended December 31,
  1999)                         0.00     0.00  0.0     (0.55)     0.00   N/M
                              --------------------  -------------------------
  Net income <FN1>            $ 1.25   $ 1.10 13.6  $   5.33  $   3.33  60.1
                              ====================  =========================
  Dividends declared to
    shareholders              $ 0.00   $ 0.00       $   0.25  $   0.15
                              ===============       ==================
  Weighted average shares
    outstanding                 54.6    59.9            55.5      60.3
                              ==============        ===================

<FN1>
Basic net income per share was $1.26 and $1.11 for the quarters ended December 31, 1999 and 1998, respectively, and $5.38 and $3.36 for the years ended December 31, 1999 and 1998, respectively.

ALLMERICA FINANCIAL CORPORATION
CONSOLIDATED BALANCE SHEETS

                                          December 31  December 31
(In millions, except per share data)         1999         1998       % Change
ASSETS
  Investments:
    Debt securities, at fair value
      (Amortized cost of $7,095.0
      and $7,618.2)                         $ 6,933.8    $ 7,780.8    (10.9)
    Equity securities, at fair value
      (Cost of $49.5 and $253.1)                83.2        397.1     (79.0)
    Mortgage loans                              521.2        562.3     (7.3)
    Policy loans                                170.5        154.3     10.5
    Real estate and other long-term
      investments                               180.0        163.1     10.4
                                            --------------------------------
        Total investments                     7,888.7      9,057.6    (12.9)
                                            --------------------------------
  Cash and cash equivalents                     442.2        550.3    (19.6)
  Accrued investment income                     134.7        142.3     (5.3)
  Premiums, accounts and notes
    receivable, net                             583.5        555.7      5.1
  Reinsurance receivable on paid and unpaid
    losses, benefits and unearned premiums    1,279.9      1,136.0     12.7
  Deferred policy acquisition costs           1,386.8      1,161.2     19.4
  Deferred federal income taxes                 141.7         19.8      N/M
  Other assets                                  510.2        529.4     (3.6)
  Closed Block assets                           772.3        803.1     (3.8)
  Separate account assets                    17,629.6     13,697.7     28.7
                                            --------------------------------
    Total assets                            $30,769.6    $27,653.1     11.3
                                            ================================

LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES
  Policy liabilities and accruals:
    Future policy benefits                  $ 2,825.0    $ 2,802.2      0.8
    Outstanding claims, losses and loss
      adjustment expenses                     2,838.6      2,816.3      0.8
    Unearned premiums                           890.2        843.2      5.6
    Contractholder deposit funds and
      other policy liabilities                2,041.0      2,637.0    (22.6)
                                            --------------------------------
      Total policy liabilities and accruals   8,594.8      9,098.7     (5.5)
                                            --------------------------------
  Expenses and taxes payable                    795.5        716.1     11.1
  Reinsurance premiums payable                   73.0         95.4    (23.5)
  Trust instruments supported by funding
    obligations                                  50.6          0.0      N/M
  Short-term debt                                45.0        221.3    (79.7)
  Long-term debt                                199.5        199.5      0.0
  Closed Block liabilities                      842.1        872.0     (3.4)
  Separate account liabilities               17,628.9     13,691.5     28.8
                                            --------------------------------
    Total liabilities                        28,229.4     24,894.5     13.4
                                            --------------------------------
MINORITY INTEREST
  Mandatorily redeemable preferred
    securities of a subsidiary trust            300.0        300.0      0.0

SHAREHOLDERS' EQUITY
  Preferred stock, par value $.01 per
    share; authorized 20.0 million shares;
    issued none                                   0.0          0.0      0.0
  Common stock, par value $.01 per share;
    authorized 300.0 million shares;
    issued 60.4 million shares                    0.6          0.6      0.0
  Additional paid-in capital                  1,770.5      1,768.8      0.1
  Accumulated other comprehensive income        (75.3)       180.5      N/M
  Retained earnings                             882.2        599.9     47.1
  Treasury stock at cost (6.2 and 1.8
    million shares)                            (337.8)       (91.2)     N/M
                                            --------------------------------
    Total shareholders' equity                2,240.2      2,458.6     (8.9)
                                            --------------------------------
    Total liabilities and shareholders'
      equity                                $30,769.6     27,653.1     11.3
                                            ================================

ALLMERICA FINANCIAL CORPORATION
CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY

                                                 Year ended December 31
(In millions)                                      1999          1998

PREFERRED STOCK
    Balance at beginning and end of period       $    0.0       $   0.0
                                                 -----------------------

COMMON STOCK
    Balance at beginning and end of period            0.6           0.6
                                                 -----------------------

ADDITIONAL PAID-IN CAPITAL
    Balance at beginning of period                1,768.8       1,755.0
    Issuance of common stock                          1.7          13.8
                                                 -----------------------

    Balance at end of period                      1,770.5       1,768.8
                                                 -----------------------

ACCUMULATED OTHER COMPREHENSIVE INCOME
  NET UNREALIZED APPRECIATION ON INVESTMENTS
    Balance at beginning of period                  180.5         217.9
    Net depreciation on available-for-sale
      securities                                   (393.8)        (82.7)
    Benefit for deferred federal income taxes       138.0          28.8
    Minority interest                                 0.0          16.5
                                                 -----------------------
    Balance at end of period                        (75.3)        180.5
                                                 -----------------------

RETAINED EARNINGS
    Balance at beginning of period                  599.9         407.8
    Net income                                      295.9         201.2
    Dividends to shareholders                       (13.6)         (9.1)
                                                 -----------------------
    Balance at end of period                        882.2         599.9
                                                 -----------------------

TREASURY STOCK
    Balance at beginning of period                  (91.2)          0.0
    Shares purchased at cost                       (250.2)        (91.2)
    Shares reissued at cost                           3.6           0.0
                                                 -----------------------
    Balance at end of period                       (337.8)        (91.2)
                                                 -----------------------

    Total shareholders' equity                   $2,240.2      $2,458.6
                                                 =======================

ALLMERICA FINANCIAL CORPORATION
SEGMENT RESULTS
INCOME STATEMENT HIGHLIGHTS

                              Quarter ended              Year ended
                               December 31               December 31
(In millions, except                          %                          %
per share data)            1999    1998   Change   1999      1998    Change

OPERATING REVENUES <FN1>
  Risk Management
    Hanover North          $191.2  $174.0    9.9   $  733.1  $  692.4    5.9
    Hanover South            58.4    57.2    2.1      224.9     241.0   (6.7)
    Citizens Midwest        145.5   154.0   (5.5)     587.6     616.1   (4.6)
    Voluntary Benefits      145.4   146.6   (0.8)     573.5     576.1   (0.5)
    Allmerica Specialty      15.1    19.5  (22.6)      69.5      63.3    9.8
    Other <FN2>              (0.4)    3.4    N/M        0.8      33.2  (97.6)
                           --------------------------------------------------
                            555.2   554.7    0.1    2,189.4   2,222.1   (1.5)
                           --------------------------------------------------
  Asset Accumulation
    Allmerica Financial
      Services              189.5   167.3   13.3      714.8     625.6   14.3
    Allmerica Asset
      Management             34.2    35.1   (2.6)     150.5     121.7   23.7
                           --------------------------------------------------
                            223.7   202.4   10.5      865.3     747.3   15.8
                           --------------------------------------------------

  Corporate                   1.1     3.0  (63.3)       6.0      12.9  (53.5)
  Eliminations and other     (1.6)   (1.7)  (5.9)      (5.9)     (7.6) (22.4)
                           --------------------------------------------------
  Total operating revenues $778.4  $758.4    2.6   $3,054.8  $2,974.7    2.7
                           ==================================================

NET OPERATING INCOME
  BEFORE TAXES AND MINORITY
  INTEREST <FN3>
  Risk Management
    Hanover North          $ 31.8  $ 21.6   47.2   $   92.5  $   49.7   86.1
    Hanover South             3.8     4.8  (20.8)      14.2      16.2  (12.3)
    Citizens Midwest         21.8    14.4   51.4       69.1      30.8    N/M
    Voluntary Benefits       15.7    21.2  (25.9)      41.2      60.7  (32.1)
    Allmerica Specialty      (3.9)   (2.2)  77.3       (2.5)      1.6    N/M
    Other<FN2>               (4.2)   (7.4) (43.2)     (14.9)     (9.4)  58.5
                           --------------------------------------------------
                             65.0    52.4   24.0      199.6     149.6   33.4
                           --------------------------------------------------
  Asset Accumulation
    Allmerica Financial
      Services               54.2    43.5   24.6      205.5     169.0   21.6
    Allmerica Asset
      Management              5.3     6.7  (20.9)      23.5      23.7   (0.8)
                           --------------------------------------------------
                             59.5    50.2   18.5      229.0     192.7   18.8
                           --------------------------------------------------
  Corporate                 (16.1)  (15.3)   5.2      (59.3)    (50.9)  16.5
                           --------------------------------------------------
  Total net operating income
    before federal income
    taxes and minority
    interest                108.4    87.3   24.2      369.3     291.4   26.7

  Federal income taxes on
    operating income        (23.6)  (13.8)  71.0      (72.4)    (53.1)  36.3

  Minority interest:
    Distributions on
      mandatorily redeemable
      preferred securities
      of a subsidiary trust  (4.0)   (4.0)   0.0      (16.0)    (16.0)  0.0
    Equity in earnings        0.0    (2.4)   N/M        0.0      (9.8)  N/M
                           --------------------------------------------------
Consolidated net operating
  income                   $ 80.8  $ 67.1   20.4   $  280.9  $  212.5  32.2
                           =================================================

Consolidated net operating
  income per share
  (diluted)                $ 1.48  $ 1.12   32.1   $   5.06  $   3.52  43.8
                           =================================================

Weighted average shares
  outstanding (diluted)      54.6    59.9              55.5      60.3
                           ===============           =================

<FN1>
Operating revenues exclude net realized gains and losses and other items which management believes are not indicative of overall operating trends.
<FN2>
Includes results from certain property and casualty business which the Company has exited, as well as purchase accounting adjustments.
<FN3>
Net operating income excludes net realized gains and losses and other items which management believes are not indicative of overall operating trends, net of taxes and minority interest.

ALLMERICA FINANCIAL CORPORATION
SEGMENT RESULTS
HISTORICAL INCOME STATEMENT HIGHLIGHTS

                                          Year ended December 31
(In millions, except
per share data)            1999      1998      1997      1996      1995
OPERATING REVENUES <FN1>
  Risk Management          $2,189.4  $2,222.1  $2,227.6  $2,160.4  $2,106.3
                           -------------------------------------------------

  Asset Accumulation
    Allmerica Financial
      Services                714.8     625.6     610.0     595.0     639.5
    Allmerica Asset
      Management              150.5     121.7      91.1     110.5     157.6
                           -------------------------------------------------
                              865.3     747.3     701.1     705.5     797.1
                           -------------------------------------------------
  Corporate                     6.0      12.9      16.1       6.9      (2.4)
  Eliminations and other       (5.9)     (7.6)    (11.5)    (12.7)     (4.4)
                           -------------------------------------------------
  Total operating revenues $3,054.8  $2,974.7  $2,933.3  $2,860.1  $2,896.6
                           ================================================

NET OPERATING INCOME
BEFORE TAXES AND MINORITY
INTEREST <FN2>

  Risk Management          $  199.6  $  149.6  $  174.2  $  173.1  $  212.0
                           -------------------------------------------------
  Asset Accumulation
    Allmerica Financial
      Services                205.5     169.0     134.6     106.8      60.0
    Allmerica Asset
      Management               23.5      23.7      18.4      11.5      12.2
                           -------------------------------------------------
                              229.0     192.7     153.0     118.3      72.2
                           -------------------------------------------------
  Corporate                   (59.3)    (50.9)    (48.0)    (58.0)    (47.8)
                           -------------------------------------------------
  Total net operating income
    before federal income
    taxes and minority
    interest                  369.3     291.4     279.2     233.4     236.4
                           -------------------------------------------------
  Federal income taxes on
    operating income          (72.4)    (53.1)    (63.4)    (50.8)    (67.4)

  Minority interest:
    Distributions on
      mandatorily
      redeemable preferred
      securities of a
      subsidiary trust        (16.0)    (16.0)    (14.5)      0.0       0.0
    Equity in earnings          0.0      (9.8)    (37.0)    (61.5)    (69.2)
                           -------------------------------------------------
Consolidated net operating
  income                   $  280.9  $  212.5  $  164.3  $  121.1  $   99.8
                           =================================================
Consolidated net operating
  income per share
  (diluted)                $   5.06  $   3.52  $   3.00  $   2.41  $   1.99
                           =================================================
Weighted average shares
  outstanding (diluted)        55.5      60.3      54.8      50.1      50.1
                           =================================================

<FN1>
Operating revenues exclude net realized gains and losses and other items which management believes are not indicative of overall operating trends.
<FN2>
Net operating income excludes net realized gains and losses and other items which management believes are not indicative of overall operating trends, net of taxes and minority interest.

ALLMERICA FINANCIAL CORPORATION
SEGMENT RESULTS
BALANCE SHEET HIGHLIGHTS


                                  December 31, 1999
                                  Asset Accumulation
                                 --------------------
                                 Allmerica   Allmerica
                        Risk     Financial     Asset
(In millions)          Management Services   Management Corporate  Total
                                                         <C >
Cash and investments   $ 3,627.3  $ 3,264.2  $ 1,367.4   $ 72.0    $ 8,330.9
Reinsurance
  receivables              946.6      333.3        0.0      0.0      1,279.9
Deferred policy
  acquisition costs        173.3    1,213.1        0.4      0.0      1,386.8
Separate account
  assets                     0.0   17,629.6        0.0      0.0     17,629.6
Other assets             1,121.8      223.2       19.8      5.3      1,370.1
Closed Block assets          0.0      772.3        0.0      0.0        772.3
                       ------------------------------------------------------
Total assets           $ 5,869.0  $23,435.7  $ 1,387.6   $ 77.3    $30,769.6
                       ======================================================

Policy liabilities
  and accruals:
  Future policy
    benefits           $   183.5  $ 2,641.5  $     0.0   $  0.0    $ 2,825.0
  Outstanding claims,
    losses and loss
    adjustment expenses  2,820.3       18.3        0.0      0.0      2,838.6
  Unearned premiums        887.2        3.0        0.0      0.0        890.2
  Contractholder
    deposit funds and
    other policy
    liabilities             24.8      700.2    1,316.0      0.0      2,041.0
                       ------------------------------------------------------
  Total policy
    liabilities and
    accruals           $ 3,915.8  $ 3,363.0  $ 1,316.0   $  0.0    $ 8,594.8
                       ======================================================
Separate account
  liabilities          $     0.0  $17,628.9  $     0.0   $  0.0    $17,628.9
                       ======================================================
Closed Block
  liabilities          $     0.0  $   842.1  $     0.0   $  0.0    $   842.1
                       ======================================================

                                  December 31, 1998

                                  Asset Accumulation
                                 --------------------
                                 Allmerica  Allmerica
                        Risk     Financial    Asset
(In millions)         Management Services   Management Corporate  Total
                                                         <C >
Cash and investments   $ 4,304.9  $ 3,357.9  $ 1,786.4   $158.7    $ 9,607.9
Reinsurance
  receivables              797.5      338.5        0.0      0.0      1,136.0
Deferred policy
  acquisition costs        167.5      993.1        0.6      0.0      1,161.2
Separate account
  assets                     0.0   13,697.7        0.0      0.0     13,697.7
Other assets               949.1      271.5       23.9      2.7      1,247.2
Closed Block assets          0.0      803.1        0.0      0.0        803.1
                       ------------------------------------------------------
  Total assets         $ 6,219.0  $19,461.8  $ 1,810.9   $161.4    $27,653.1
                       ======================================================

Policy liabilities
  and accruals:
  Future policy
    benefits           $   158.0  $ 2,644.2  $     0.0   $  0.0    $ 2,802.2
  Outstanding claims,
    losses and loss
    adjustment expenses  2,797.4       18.9        0.0      0.0      2,816.3
  Unearned premiums        840.1        3.1        0.0      0.0        843.2
  Contractholder deposit
    funds and other
    policy liabilities      21.4      823.8    1,791.8      0.0      2,637.0
                       ------------------------------------------------------
  Total policy
    liabilities
    and accruals       $ 3,816.9  $ 3,490.0   $1,791.8   $  0.0    $ 9,098.7
                       ======================================================
Separate account
  liabilities          $     0.0  $13,691.5   $    0.0   $  0.0    $13,691.5
                       ======================================================
Closed Block
  liabilities          $     0.0  $   872.0   $    0.0   $  0.0    $   872.0
                       ======================================================

ALLMERICA FINANCIAL CORPORATION
RISK MANAGEMENT
CONDENSED INCOME STATEMENTS

                             Quarter ended            Year ended
                              December 31             December 31
                                            %
(In millions)            1999     1998    Change  1999       1998    Change
REVENUES
  Net premiums written   $471.7   $455.6   3.5    $1,977.0   $1,956.7   1.0
  Change in unearned
    premiums, net of
    prepaid reinsurance
    premiums               24.7     34.7 (28.8)      (28.8)      11.2   N/M
                         ---------------------------------------------------
  Net premiums earned     496.4    490.3   1.2     1,948.2    1,967.9  (1.0)
  Net investment income    53.6     58.3  (8.1)      221.4      229.8  (3.7)
  Other income              5.2      6.1 (14.8)       19.8       24.4 (18.9)
                         ---------------------------------------------------
    Total operating
      revenue             555.2    554.7   0.1     2,189.4    2,222.1  (1.5)
                         ---------------------------------------------------
LOSSES AND OPERATING
EXPENSES

  Policy benefits, claims,
    losses and loss
    adjustment expenses   350.6    358.8  (2.3)    1,420.3    1,495.4  (5.0)
  Policy acquisition
    expenses               94.4     92.0   2.6       370.6      379.7  (2.4)
  Other operating
    expenses               45.2     51.5 (12.2)      198.9      197.4   0.8
                         ---------------------------------------------------
    Total losses and
      operating expenses  490.2    502.3  (2.4)    1,989.8    2,072.5  (4.0)
                         ---------------------------------------------------
Net operating income
  before taxes             65.0     52.4  24.0       199.6      149.6  33.4

Net realized investment
  (losses) gains           (6.0)    (1.8)  N/M       102.5       41.4   N/M

Restructuring costs         1.9     (9.0)  N/M         1.9       (9.0)  N/M
                         ---------------------------------------------------
Net income before taxes  $ 60.9   $ 41.6  46.4    $  304.0   $  182.0  67.0
                         ===================================================

The Risk Management Segment manages its products through five distribution channels identified as Hanover North, Hanover South, Citizens Midwest, Allmerica Voluntary Benefits, and Allmerica Specialty.

Hanover North, Hanover South and Citizens Midwest sell property & casualty insurance products through independent agents primarily in the Northeast, Midwest and Southeast United States maintaining a strong regional focus. Allmerica Voluntary Benefits focuses on worksite distribution, which offers discounted property & casualty (auto and homeowners) insurance through employer sponsored programs. This distribution channel also offers products to members of affinity groups and other organizations. Allmerica Voluntary Benefits utilizes the segment's regional independent agent network as well as a national accounts sales force focused on large sized accounts countrywide. In addition, the affinity group property & casualty insurance business, which was included in Citizens Midwest, Hanover North and Hanover South in the first quarter of 1999, is also included in the Allmerica Voluntary Benefits distribution channel. Allmerica Specialty offers special niche property & casualty products in selected markets.

ALLMERICA FINANCIAL CORPORATION
RISK MANAGEMENT
SELECTED FINANCIAL INFORMATION BY DISTRIBUTION CHANNEL


(In millions)                 Quarter ended December 31, 1999

                  Hanover Hanover Citizens Voluntary Allmerica Other
                   North   South   Midwest  Benefits Specialty <FN1>  Total
 Net premiums
  earned          $169.5  $ 52.7  $128.5  $134.3    $ 10.7     $ 0.7  $496.4
 Policy benefits
  claims,
  losses and
  loss adjustment
  expenses         109.8    38.0    86.2    99.5      12.5       0.4   346.4
 Policy
  acquisition
  and other
  underwriting
  expenses          49.2    15.8    34.4    29.2       4.5       3.3   136.4
 Policyholders'
  dividends          0.3     0.8     3.0     0.0       0.1       0.0     4.2
                  ----------------------------------------------------------
 Underwriting
  profit (loss)     10.2    (1.9)    4.9     5.6      (6.4)     (3.0)    9.4
                  ----------------------------------------------------------
 Net investment
  income            20.4     5.5    16.5    10.5       1.9      (1.2)   53.6
 Other income and
  expenses, net      1.2     0.2     0.4    (0.4)      0.6       0.0     2.0
                  ----------------------------------------------------------
 Net operating
  income (loss)
  before taxes    $ 31.8  $  3.8  $ 21.8  $ 15.7    $ (3.9)   $ (4.2) $ 65.0
                  ==========================================================

PRETAX CATASTROPHE
 LOSSES           $  0.0  $ (0.6) $  3.1  $  1.4    $  0.1    $ (0.2) $  3.8
                  ==========================================================

<FN1>
Includes results from certain property and casualty business which the Company has exited, as well as purchase accounting adjustments.

                              Quarter ended December 31, 1998

                  Hanover Hanover Citizens Voluntary Allmerica Other
(In millions)      North   South   Midwest  Benefits Specialty <FN1>  Total
 Net premiums
  earned          $152.4  $ 51.2  $136.3   $133.9   $ 13.4    $ 3.1  $490.3
 Policy benefits,
  claims, losses
  and loss
  adjustment
  expenses         105.0    35.2   101.3     95.3      9.6      8.6   355.0
 Policy
  acquisition
  and other
  underwriting
  expenses          45.0    17.1    37.0     28.4      8.4      2.1   138.0
 Policyholders'
  dividends          2.4     0.1     1.3      0.0      0.0      0.0     3.8
                  ---------------------------------------------------------
 Underwriting
  (loss) profit      0.0    (1.2)   (3.3)    10.2     (4.6)    (7.6)   (6.5)
                  ---------------------------------------------------------
 Net investment
  income            20.9     5.8    17.2     12.2      2.2      0.0    58.3
 Other income and
  expenses, net      0.7     0.2     0.5     (1.2)     0.2      0.2     0.6
                  ---------------------------------------------------------
 Net operating
  income (loss)
  before taxes
  and minority
  interest        $ 21.6  $  4.8  $ 14.4   $ 21.2   $ (2.2)  $ (7.4) $ 52.4
                  =========================================================

PRETAX CATASTROPHE
 LOSSES           $  0.1  $ (0.9) $  3.2   $  5.5   $  0.0   $  0.0  $  7.9
                  =========================================================

<FN1>
Includes results from certain property and casualty business which the Company has exited, as well as purchase accounting adjustments.

ALLMERICA FINANCIAL CORPORATION
RISK MANAGEMENT
SELECTED FINANCIAL INFORMATION BY DISTRIBUTION CHANNEL


(In millions)                 Year ended December 31, 1999

                 Hanover Hanover Citizens Voluntary Allmerica Other
                  North   South   Midwest  Benefits Specialty <FN1>  Total

 Net premiums
  earned          $644.9  $202.0  $520.3  $525.6   $ 50.1   $  5.3  $1,948.2
 Policy benefits,
  claims, losses
  and loss
  adjustment
  expenses         438.0   146.1   373.0   402.9    44.6       3.4   1,408.0
 Policy
  acquisition
  and other
  underwriting
  expenses         197.0    63.5   139.9   124.5    18.8      12.2     555.9
 Policyholders'
  dividends          5.5     1.1     5.6     0.0     0.1       0.0      12.3
                  -----------------------------------------------------------
 Underwriting
  profit (loss)      4.4    (8.7)    1.8    (1.8)  (13.4)    (10.3)    (28.0)
                  -----------------------------------------------------------
 Net investment
  income            83.5    23.0    65.5    45.4     8.6      (4.6)    221.4
 Other income
  and expenses,
  net                4.6    (0.1)    1.8    (2.4)    2.3       0.0       6.2
                  -----------------------------------------------------------
 Net operating
  income (loss)
  before taxes
  and minority
  interest        $ 92.5  $ 14.2  $ 69.1  $ 41.2   $(2.5)   $(14.9) $  199.6
                  ===========================================================

PRETAX CATASTROPHE
 LOSSES           $ 13.3  $ 11.3  $ 19.7  $ 32.5   $ 0.1    $  0.0  $   76.9
                  ===========================================================

<FN1>
Includes results from certain property and casualty business which the Company has exited, as well as purchase accounting adjustments.



                          Year ended December 31, 1998

                 Hanover Hanover Citizens Voluntary Allmerica Other
(In millions)     North   South   Midwest  Benefits Specialty <FN1>  Total

 Net premiums
  earned          $606.1  $217.4  $546.2  $525.8   $ 39.4   $ 33.0  $1,967.9
 Policy benefits,
  claims, losses
  and loss
  adjustment
  expenses         454.4   152.0   425.9   392.5     24.9     33.8   1,483.5
 Policy
  acquisition
  and other
  underwriting
  expenses         182.9    72.5   153.7   118.0     21.0      8.3     556.4
 Policyholders'
  dividends          5.4     0.3     5.7     0.0      0.0      0.5      11.9
                  -----------------------------------------------------------
 Underwriting
  (loss) profit    (36.6)   (7.4)  (39.1)   15.3     (6.5)    (9.6)    (83.9)
                  -----------------------------------------------------------

 Net investment
  income            81.8    22.8    68.1    48.3      8.6      0.2     229.8
 Other income
  and expenses,
  net                4.5     0.8     1.8    (2.9)    (0.5)     0.0       3.7
                  -----------------------------------------------------------
 Net operating
  income (loss)
  before taxes
  and minority
  interest        $ 49.7  $ 16.2  $ 30.8  $ 60.7   $  1.6  $ (9.4)  $  149.6
                  ===========================================================

PRETAX CATASTROPHE
 LOSSES           $ 19.0  $ 11.3  $ 28.7  $ 31.3   $  0.0  $  0.0   $   90.3
                  ===========================================================

<FN1>
Includes results from certain property and casualty business which the Company has exited, as well as purchase accounting adjustments.

Page 12


ALLMERICA FINANCIAL CORPORATION
RISK MANAGEMENT
SELECTED FINANCIAL INFORMATION BY DISTRIBUTION CHANNEL


(In millions,              Quarter ended December 31, 1999
except ratios)    Hanover Hanover Citizens Voluntary Allmerica
                   North   South   Midwest  Benefits Specialty Other  Total
NET PREMIUMS
  WRITTEN
  Personal
    automobile    $ 66.8  $ 10.3   $ 32.9   $ 95.0   $  0.0  $ (1.2) $ 203.8
  Homeowners        24.1     7.9      5.7     28.5      0.0     0.1     66.3
  Workers'
    compensation    17.4     5.7     16.4      0.0      0.7     0.6     40.8
  Commercial
    automobile      20.8     6.6     22.5      0.0      2.6     0.1     52.6
  Commercial
    multiple
    peril           32.7    13.8     27.9      0.0      2.4     0.0     76.8
  Other property
    & casualty       9.8     4.2     11.1      2.6      3.1     0.6     31.4
                  -----------------------------------------------------------
  Total           $171.6  $ 48.5   $116.5   $126.1   $  8.8   $ 0.2  $ 471.7
                  ===========================================================
NET PREMIUMS
  EARNED
  Personal
    automobile    $ 68.9  $ 10.9   $ 37.8   $104.0   $  0.0   $(0.1) $ 221.5
  Homeowners        23.8     8.6      6.1     27.7      0.0     0.1     66.3
  Workers'
    compensation    16.8     6.1     21.9      0.0      1.4     0.1     46.3
  Commercial
    automobile      19.3     7.0     24.0      0.0      2.0     0.2     52.5
  Commercial
    multiple
    peril           30.2    15.6     27.0      0.0      3.4     0.0     76.2
  Other property
    & casualty      10.5     4.5     11.7      2.6      3.9     0.4     33.6
                  -----------------------------------------------------------
  Total           $169.5  $ 52.7   $128.5   $134.3   $ 10.7   $ 0.7  $ 496.4
                  ===========================================================

POLICY BENEFITS,
CLAIMS AND LOSSES
  Personal
    automobile    $ 38.1  $  5.7   $ 23.8   $ 73.9   $  0.0   $(0.1) $ 141.4
  Homeowners        10.5     3.4      1.2     14.3      0.0     0.0     29.4
  Workers'
    compensation    13.4     5.5     15.9      0.0      1.6    (0.5)    35.9
  Commercial
    automobile      12.2     5.1     17.3      0.0      2.0     0.3     36.9
  Commercial
    multiple
    peril           16.9    10.6     10.8      0.0      3.6    (1.1)    40.8
  Other property
    & casualty       4.7     2.0      7.3      0.8      3.1     1.6     19.5
                  -----------------------------------------------------------
  Total	        $ 95.8  $ 32.3   $ 76.3   $ 89.0   $ 10.3   $ 0.2  $ 303.9
                  ===========================================================

LOSS ADJUSTMENT
  EXPENSES        $ 14.0  $  5.7   $  9.9   $ 10.5   $  2.2   $  0.2  $ 42.5
                  ===========================================================

STATUTORY RATIOS
LOSSES
  Personal
    automobile     55.3%   52.3%    63.0%    71.1%     0.0%      N/M   63.8%
  Homeowners       44.3%   39.4%    19.8%    51.9%     0.0%      N/M   44.5%
  Workers'
    compensation   76.6%   85.9%    64.4%     0.0%    66.7%      N/M   70.4%
  Commercial
    automobile     63.2%   72.9%    72.1%     0.0%   100.0%      N/M   70.3%
  Commercial
    multiple
    peril          55.8%   68.0%    40.0%     0.0%   105.9%      N/M   53.5%
  Other property
     & casualty    44.8%   44.4%    62.4%    30.8%    79.5%      N/M   58.0%
                 -----------------------------------------------------------
  Total            56.3%   60.9%    58.1%    66.3%    91.2%      N/M   60.6%
                 ===========================================================

LOSS ADJUSTMENT
  EXPENSES          8.2%   10.8%     7.2%     7.4%    21.6%      N/M    8.4%
                 ===========================================================

Page 13


ALLMERICA FINANCIAL CORPORATION
RISK MANAGEMENT
SELECTED FINANCIAL INFORMATION BY DISTRIBUTION CHANNEL


(In millions,                Quarter ended December 31, 1998
except ratios)    Hanover Hanover Citizens Voluntary Allmerica
                   North   South   Midwest  Benefits Specialty Other  Total

NET PREMIUMS
  WRITTEN
  Personal
    automobile    $ 58.9  $ 12.5  $ 38.0  $ 94.1   $  0.0    $ 0.1  $ 203.6
  Homeowners        23.2     7.9     8.0    23.6      0.0     (1.8)    60.9
  Workers'
    compensation    15.2     5.5    21.7     0.0      0.8      0.0     43.2
  Commercial
    automobile      16.6     6.5    21.0     0.0      2.6      0.6     47.3
  Commercial
    multiple
    peril           28.7    13.3    22.2     0.0      4.0     (0.3)    67.9
  Other property
    & casualty       7.2     4.8    10.4     2.6      5.6      2.1     32.7
                  ----------------------------------------------------------
  Total           $149.8  $ 50.5  $121.3  $120.3   $ 13.0    $ 0.7  $ 455.6
                  ==========================================================

NET PREMIUMS
  EARNED
  Personal
    automobile    $ 63.4  $ 13.4  $ 43.9  $106.5   $  0.0    $ 0.0  $ 227.2
  Homeowners        22.3     8.5     8.9    25.0      0.0      0.6     65.3
  Workers'
    compensation    15.7     5.6    26.6     0.0      1.0      0.4     49.3
  Commercial
    automobile      17.0     6.3    22.5     0.0      2.2      1.1     49.1
  Commercial
    multiple
    peril           27.0    13.2    24.8     0.0      3.7      1.1     69.8
  Other property
    & casualty       7.0     4.2     9.6     2.4      6.5     (0.1)    29.6
                  ----------------------------------------------------------
  Total           $152.4  $ 51.2  $136.3  $133.9   $ 13.4    $ 3.1  $ 490.3
                  ==========================================================

POLICY BENEFITS,
CLAIMS AND LOSSES
  Personal
    automobile    $ 41.5  $  8.1  $ 26.0  $ 69.6   $  0.0    $ 1.6  $ 146.8
  Homeowners         9.3     3.0     8.5    16.7      0.0      0.0     37.5
  Workers'
    compensation    17.1     3.4    10.4     0.0      0.4      0.0     31.3
  Commercial
    automobile      11.6     5.4    19.3    (0.1)     2.6      1.8     40.6
  Commercial
    multiple
    peril           11.6    10.2    23.1     0.0      3.3      2.9     51.1
  Other property
    & casualty      (0.7)    0.9     6.3     1.0      2.4      0.1     10.0
                  ----------------------------------------------------------
  Total           $ 90.4  $ 31.0  $ 93.6  $ 87.2   $  8.7    $ 6.4  $ 317.3
                  ==========================================================

LOSS ADJUSTMENT
  EXPENSES        $ 14.6  $  4.2  $  7.7  $  8.1   $  0.9    $ 2.2  $  37.7
                  ==========================================================

STATUTORY RATIOS
LOSSES
  Personal
    automobile     65.5%   60.4%   59.2%   65.3%       0.0%    N/M    64.6%
  Homeowners       41.7%   35.3%   95.5%   66.8%       0.0%    N/M    57.5%
  Workers'
    compensation  108.2%   60.7%   39.4%    0.0%      14.3%    N/M    63.8%
  Commercial
    automobile     68.4%   85.7%   86.2%    N/M      118.2%    N/M    82.9%
  Commercial
    multiple
    peril          43.1%   77.3%   92.8%    0.0%      89.2%    N/M    73.2%
  Other property
     & casualty     N/M    21.4%   65.8%   41.2%      30.0%    N/M    32.2%
                 -----------------------------------------------------------
  Total            59.3%   60.5%   68.7%   65.1%      59.6%    N/M    64.6%
                 ===========================================================

LOSS ADJUSTMENT
  EXPENSES         10.0%   11.5%    7.1%     6.4%      7.2%    N/M     8.2%
                 ===========================================================

ALLMERICA FINANCIAL CORPORATION
RISK MANAGEMENT
SELECTED FINANCIAL INFORMATION BY DISTRIBUTION CHANNEL


(In millions,                   Year ended December 31, 1999
except ratios)    Hanover Hanover Citizens Voluntary Allmerica
                   North   South   Midwest  Benefits Specialty Other  Total

NET PREMIUMS
  WRITTEN
  Personal
    automobile   $ 270.5  $  43.1  $ 154.0  $ 436.0  $  0.0  $ 1.6  $  905.2
  Homeowners        93.1     30.7     25.8     99.0     0.0    0.2     248.8
  Workers'
    compensation    67.1     25.0     98.5      0.0     3.7    0.7     195.0
  Commercial
    automobile      80.2     28.3     87.4      0.0     8.0   (0.6)    203.3
  Commercial
    multiple
    peril          116.8     54.9    108.2      0.0     9.5   (0.1)    289.3
  Other property
    & casualty      40.4     16.4     47.4     10.6    19.0    1.6     135.4
                 ------------------------------------------------------------
  Total          $ 668.1  $ 198.4  $ 521.3  $ 545.6  $ 40.2  $ 3.4  $1,977.0
                 ============================================================
NET PREMIUMS
  EARNED
  Personal
    automobile   $ 261.0  $  45.5  $ 160.5  $ 424.5  $  0.0  $ 3.0  $  894.5
  Homeowners        91.7     32.0     27.8     91.0     0.0    0.5     243.0
  Workers'
    compensation    64.0     23.9     97.6      0.0     5.3   (0.1)    190.7
  Commercial
    automobile      74.4     27.7     86.1      0.0     9.7   (0.2)    197.7
  Commercial
    multiple
    peril          113.7     55.2    102.5      0.0    14.5    0.4     286.3
  Other property
    & casualty      40.1     17.7     45.8     10.1    20.6    1.7     136.0
                 ------------------------------------------------------------
  Total          $ 644.9  $ 202.0  $ 520.3  $ 525.6  $ 50.1  $ 5.3  $1,948.2
                 ============================================================

POLICY BENEFITS,
  CLAIMS AND LOSSES
  Personal
    automobile   $ 159.4  $  25.7  $ 107.9  $ 284.7  $  0.0  $ 0.5  $  578.2
  Homeowners        46.9     17.8     18.4     72.9     0.0    0.1     156.1
  Workers'
    compensation    42.2     17.2     58.0      0.0     2.0    2.4     121.8
  Commercial
    automobile      50.0     19.6     63.8      0.0     9.1   (1.8)    140.7
  Commercial
    multiple
    peril           70.9     37.1     65.4      0.0    12.1   (3.1)    182.4
  Other property
    & casualty      13.1      7.6     22.0      4.0    13.4    4.0      64.1
                 ------------------------------------------------------------
  Total          $ 382.5  $ 125.0  $ 335.5  $ 361.6  $ 36.6  $ 2.1  $1,243.3
                 ============================================================

LOSS ADJUSTMENT
  EXPENSES       $  55.5  $  21.1  $  37.5  $  41.3  $  8.0  $ 1.3  $  164.7
                 ============================================================

STATUTORY RATIOS
LOSSES
  Personal
    automobile     61.1%    56.5%    67.2%    67.1%     0.0%   N/M     64.6%
  Homeowners       51.1%    55.6%    66.1%    80.1%     0.0%   N/M     64.2%
  Workers'
    compensation   65.4%    71.4%    57.3%     0.0%     N/M    N/M     61.9%
  Commercial
    automobile     67.2%    70.8%    74.1%     0.0%    93.8%   N/M     71.2%
  Commercial
    multiple
    peril          62.4%    67.2%    63.8%     0.0%    83.4%   N/M     63.7%
  Other property
    & casualty     32.7%    42.9%    48.0%    39.6%    65.5%   N/M     47.2%
                 ------------------------------------------------------------
  Total            59.3%    61.8%    64.0%    68.8%    71.4%   N/M     63.6%
                 ============================================================

LOSS ADJUSTMENT
  EXPENSES          8.6%    10.4%     7.2%     7.9%    16.4%   N/M      8.4%
                 ===========================================================

ALLMERICA FINANCIAL CORPORATION
RISK MANAGEMENT
SELECTED FINANCIAL INFORMATION BY DISTRIBUTION CHANNEL


(In millions,                  Year ended December 31, 1998
except ratios)    Hanover Hanover Citizens Voluntary Allmerica
                   North   South   Midwest  Benefits Specialty Other  Total

NET PREMIUMS
  WRITTEN
  Personal
    automobile   $ 256.5  $  54.2  $ 176.5  $ 419.4  $  0.0  $ 1.5  $  908.1
  Homeowners        90.6     33.0     35.4     99.0     0.0   (0.9)    257.1
  Workers'
    compensation    55.5     21.4    100.6      0.0     2.7    0.0     180.2
  Commercial
    automobile      67.7     25.9     88.5      0.0     6.5    2.4     191.0
  Commercial
    multiple
    peril          108.8     53.1    101.4      0.0    15.6    1.9     280.8
  Other property
    & casualty      37.0     20.5     45.1      9.1    23.3    4.5     139.5
                 ------------------------------------------------------------
  Total          $ 616.1  $ 208.1  $ 547.5  $ 527.5  $ 48.1  $ 9.4  $1,956.7
                 ============================================================
NET PREMIUMS
  EARNED
  Personal
    automobile   $ 248.9  $  60.1  $ 180.3  $ 422.5  $  0.0  $ 2.2  $  914.0
  Homeowners        87.5     36.8     37.0     94.6     0.0    4.4     260.3
  Workers'
    compensation    59.9     20.8    101.4      0.0     4.4    0.6     187.1
  Commercial
    automobile      66.0     25.6     87.1      0.0     5.6    5.5     189.8
  Commercial
    multiple
    peril          107.4     53.6     98.1      0.0    10.4    9.4     278.9
  Other property
    & casualty      36.4     20.5     42.3      8.7    19.0   10.9     137.8
                 ------------------------------------------------------------
  Total          $ 606.1  $ 217.4  $ 546.2  $ 525.8  $ 39.4  $33.0  $1,967.9
                 ============================================================

POLICY BENEFITS,
  CLAIMS AND LOSSES
  Personal
    automobile   $ 173.6  $  36.2  $ 117.8  $ 280.5  $  0.0  $ 3.7  $  611.8
  Homeowners        52.7     23.1     39.4     81.1    (0.1)   1.6     197.8
  Workers'
    compensation    44.4     11.1     60.2      0.0     1.0    0.0     116.7
  Commercial
    automobile      47.7     18.8     67.0     (0.1)    4.6    3.9     141.9
  Commercial
    multiple
    peril           58.8     37.7     77.1      0.0     5.6   11.7     190.9
  Other property
    & casualty      15.7      6.9     24.1      3.7    11.0    7.0      68.4
                 ------------------------------------------------------------
  Total          $ 392.9  $ 133.8  $ 385.6  $ 365.2  $ 22.1  $27.9  $1,327.5
                 ============================================================

LOSS ADJUSTMENT
  EXPENSES       $  61.5  $  18.2  $  40.3  $  27.3  $  2.8  $ 5.9  $  156.0
                 ============================================================

STATUTORY RATIOS
LOSSES
  Personal
    automobile     69.8%    60.2%    65.4%    66.4%     0.0%   N/M     66.9%
  Homeowners       60.1%    62.8%   106.5%    85.6%     N/M    N/M     76.0%
  Workers'
    compensation   74.1%    53.4%    59.9%     0.0%     7.7%   N/M     62.5%
  Commercial
    automobile     72.2%    73.4%    77.0%     N/M     82.1%   N/M     74.8%
  Commercial
    multiple
    peril          54.8%    70.3%    78.8%     0.0%    53.8%   N/M     68.5%
  Other property
    & casualty     43.3%    33.7%    56.7%    43.1%    53.5%   N/M     49.0%
                 ------------------------------------------------------------
  Total            64.8%    61.6%    70.7%    69.5%    52.8%   N/M     67.4%
                 ============================================================

LOSS ADJUSTMENT
  EXPENSES          9.6%     8.9%     7.6%    7.2%      7.7%   N/M     8.1%
                 ===========================================================

ALLMERICA FINANCIAL CORPORATION
PROPERTY AND CASUALTY
SELECTED FINANCIAL INFORMATION AND SUPPLEMENTAL DATA


                                                    December 31  December 31
(In millions)                                         1999         1998
INVESTMENTS
  Tax exempt debt securities                         $ 2,084.7   $ 2,474.1
  Taxable debt securities                              1,165.0     1,056.7
  Equity securities                                       31.9       333.9
  Other investments                                        1.4         2.2
                                                     -----------------------
    Total investments                                $ 3,283.0   $ 3,866.9
                                                     =======================

                                    Quarter ended         Year ended
                                     December 31          December 31
(In millions, except ratios)       1999      1998      1999        1998
INVESTMENT RESULTS
  Net investment income
    before taxes                  $  53.6    $  58.3   $  221.4   $  229.8
  Net investment income
    after taxes                      45.3       50.0      185.1      193.5
  Effective tax rate on
    investment income               15.5%      14.2%      16.4%      15.8%
                                  -----------------------------------------

NET REALIZED GAINS
  Net realized (losses) gains
    before taxes                  $  (6.0)   $  (1.8)  $  102.5   $   41.4
  Net realized (losses) gains
    after taxes                      (8.5)      (4.5)      66.6       26.9
  Effective tax rate on net
    realized gains                    N/M        N/M      35.0%      35.0%
                                  -----------------------------------------

EARNED PREMIUM BY STATE
Michigan                          $ 192.2    $ 196.1   $  750.1   $  787.3
Massachusetts                        78.6       72.8      305.7      277.8
New York                             47.0       45.5      179.7      180.6
New Jersey                           31.1       31.1      126.2      118.0
Maine                                19.9       17.4       73.4       67.2
Indiana                              18.0       19.6       73.2       71.2
Connecticut                          12.1       12.4       49.2       47.2
Illinois                             13.1       11.5       48.2       45.8
Other                                83.9       83.4      340.6      371.2
                                  -----------------------------------------
                                  $ 495.9    $ 489.8   $1,946.3   $1,966.3
                                  =========================================

ALLMERICA FINANCIAL CORPORATION
PROPERTY AND CASUALTY
SELECTED FINANCIAL INFORMATION AND SUPPLEMENTAL DATA


                                    Quarter ended          Quarter ended
                                  December 31, 1999      December 31, 1998
(In millions, except ratios)     Hanover    Citizens    Hanover    Citizens

Net premiums written             $ 276.5    $ 200.2     $ 253.0    $ 203.8
Change in unearned premiums,
  net of prepaid reinsurance
  premiums                          (5.2)     (20.7)      (14.7)     (19.9)
                                 ------------------------------------------
Net premiums earned                281.7      220.9       267.7      223.7
                                 ------------------------------------------

Losses and loss adjustment
  expenses
  Paid                             230.7      164.0       213.5      166.0
  Change in reserves               (36.8)      (9.7)      (21.6)       0.2
                                 ------------------------------------------
  Losses and LAE incurred          193.9      154.3       191.9      166.2
                                 ------------------------------------------
Policy acquisition and other
  underwriting expenses <FN1>       87.1       48.9        81.6       50.3
Policyholders' dividends             1.5        2.7         2.6        1.3
                                 ------------------------------------------
Statutory underwriting (loss)
  Profit                         $  (0.8)   $  15.0     $  (8.4)   $   5.9
                                 ==========================================

STATUTORY NET INCOME             $  25.5    $  28.4     $  13.3    $  23.0
                                 ==========================================

STATUTORY RATIOS
  Losses                           59.5%      62.6%       61.6%      68.5%
  Loss adjustment expenses          9.3%       7.2%       10.2%       5.8%
  Policy acquisition and other
     underwriting expenses         31.5%      24.4%       32.3%      24.7%
  Policyholders' dividends          0.5%       1.2%        1.0%       0.6%
                                 ------------------------------------------
  Combined                        100.8%      95.4%      105.1%      99.6%
                                 ==========================================

<FN1>
Includes corporate overhead.



                                     Year ended             Year ended
                                  December 31, 1999      December 31, 1998
(In millions, except ratios)     Hanover    Citizens    Hanover    Citizens

Net premiums written             $ 1,128.9  $ 860.9     $ 1,071.0  $ 888.2
Change in unearned premiums,
   net of prepaid reinsurance
   premiums                           24.3      4.9         (15.3)     4.2
                                 ------------------------------------------
Net premiums earned                1,104.6    856.0       1,086.3    884.0
                                 ------------------------------------------

Losses and loss adjustment
  expenses
  Paid                               812.7    686.4         842.1    676.8
  Change in reserves                 (37.9)   (47.2)        (39.9)     8.4
                                 ------------------------------------------
  Losses and LAE incurred            774.8    639.2         802.2    685.2
                                 ------------------------------------------
Policy acquisition and other
  underwriting expenses <FN1>        349.4    217.9         341.6    216.8
Policyholders' dividends               6.4      4.1           6.5      5.6
                                 ------------------------------------------
Statutory underwriting loss      $   (26.0) $  (5.2)    $   (64.0) $ (23.6)
                                 ==========================================

STATUTORY NET INCOME             $   377.0  $ 131.9     $    92.7  $  88.0
                                 ==========================================

STATUTORY SURPLUS                $ 1,085.7  $ 458.0     $ 1,261.0  $ 620.7
                                 ==========================================


STATUTORY RATIOS
  Losses                             61.0%    67.2%         64.7%    70.7%
  Loss adjustment expenses            9.1%     7.5%          9.2%     6.8%
  Policy acquisition and other
    underwriting expenses            31.0%    25.3%         31.9%    24.4%
  Policyholders' dividends            0.6%     0.5%          0.6%     0.6%
                                 ------------------------------------------
  Combined                          101.7%   100.5%        106.4%   102.5%
                                 ==========================================

<FN1>
Includes corporate overhead.


ALLMERICA FINANCIAL CORPORATION
ALLMERICA FINANCIAL SERVICES
CONDENSED INCOME STATEMENTS

                                  Quarter ended             Year ended
                                    December 31             December 31
                                                %                       %
(In millions)                   1999    1998   Change   1999    1998   Change

REVENUES
  Premiums                     $  1.2  $  1.3   (7.7)  $  2.3  $  2.7  (14.8)
  Universal life and
    investment product
    policy fees                  96.4    79.4   21.4    359.3   296.6   21.1
  Net investment income          60.3    64.0   (5.8)   251.1   253.1   (0.8)
  Other income                   27.8    18.8   47.9     87.7    62.9   39.4
  Operating contribution
    from the Closed Block         3.8     3.8    0.0     14.4    10.3   39.8
                               ----------------------------------------------
    Total operating revenue     189.5   167.3   13.3    714.8   625.6   14.3
                               ----------------------------------------------

POLICY BENEFITS, CLAIMS AND
OPERATING EXPENSES
  Policy benefits, claims and
    losses                       58.3    54.7    6.6    232.1   219.3    5.8
  Policy acquisition expenses    19.8    16.9   17.2     65.5    59.8    9.5
  Other operating expenses       57.2    52.2    9.6    211.7   177.5   19.3
                               ----------------------------------------------
    Total policy benefits,
      claims and operating
      expenses                  135.3   123.8    9.3    509.3   456.6   11.5
                               ----------------------------------------------

Net operating income before
  taxes                          54.2    43.5   24.6    205.5   169.0   21.6

Net realized investment
  gains (losses), net of
  amortization                    1.0    (0.1)   N/M     17.2    (0.5)   N/M

Sales practice litigation
  expense                         0.0     0.0    0.0      0.0   (31.0)   N/M

Other non-operating items         0.0     0.0    0.0      0.0    (0.8)   N/M
                               ----------------------------------------------

Net income before taxes        $ 55.2  $ 43.4   27.2   $222.7  $136.7   62.9
                               ==============================================

ALLMERICA FINANCIAL CORPORATION
ALLMERICA FINANCIAL SERVICES
OPERATING INCOME BY PRODUCT LINE


(In millions)                   Quarter ended December 31, 1999
                               Variable                       Group
                   Individual  Universal  Universal  Closed  Retirement   All
                    Annuities     Life       Life     Block   Products   Others   Total
                                                               <FN1>      <FN2>
REVENUES
  Premiums           $  0.0    $  0.0       $  0.0    $  8.6   $  0.9     $  0.3  $  9.8
  Universal life
    and investment
    product policy
    fees               52.9      19.9         16.7       0.0      6.9        0.0    96.4
  Net investment
    income             17.3       0.3         19.6      13.2     19.4        3.7    73.5
  Other income         11.3       1.4          0.2       0.0      1.7       13.2    27.8
                     ---------------------------------------------------------------------
    Total
      operating
      revenue          81.5      21.6         36.5      21.8     28.9       17.2   207.5
                     ---------------------------------------------------------------------
POLICY BENEFITS,
CLAIMS AND
OPERATING EXPENSES
  Policy benefits,
    claims and
    losses             19.6       2.7         16.9      17.3     17.1        2.0    75.6
  Policy acquisition
    expenses           11.9       1.9          5.2       0.8      0.8        0.0    20.6
                    ----------------------------------------------------------------------
    Total policy
      benefits,
      claims, and
      policy
      acquisition
      expenses         31.5       4.6         22.1      18.1     17.9        2.0    96.2
                     ---------------------------------------------------------------------
Operating income
  before other
  operating
  expenses           $ 50.0    $ 17.0       $ 14.4    $  3.7   $ 11.0     $ 15.2   111.3
                     ===========================================================
Other operating
  expenses                                                                          57.1<FN3>
                                                                                 ---------
Net operating
  income before
  taxes                                                                          $  54.2
                                                                                 =========

<FN1>
Includes defined benefit and defined contribution plan products and services.
<FN2>
Includes non-insurance activities and products in runoff (e.g.YRT,DI).
<FN3>
Includes other operating expenses from the Closed Block of approximately $(0.1) million for the quarter ended December 31, 1999.



(In millions)                    Quarter ended December 31, 1998
                               Variable                       Group
                   Individual  Universal  Universal  Closed  Retirement   All
                    Annuities     Life       Life     Block   Products   Others   Total
                                                               <FN1>      <FN2>
REVENUES
  Premiums           $  0.0    $ (0.2)      $  0.1    $  9.1   $  0.9     $  0.5  $ 10.4
  Universal life
    and investment
    product policy
    fees               38.9      17.2         17.4       0.0      5.9        0.0    79.4
  Net investment
    income             16.7      (0.4)        19.2      13.4     20.2        8.3    77.4
  Other income          6.2       1.3          0.2       0.0      3.2        7.9    18.8
                     --------------------------------------------------------------------
    Total
      operating
      revenue          61.8      17.9         36.9      22.5     30.2       16.7   186.0
                     --------------------------------------------------------------------
POLICY BENEFITS,
CLAIMS AND
OPERATING EXPENSES
  Policy benefits,
    claims and
    losses             13.9       3.9         19.8      18.1     12.9        4.2    72.8
  Policy acquisition
    expenses           10.3       0.9          4.9       0.5      0.8        0.0    17.4
                    ---------------------------------------------------------------------
    Total policy
      benefits,
      claims, and
      policy
      acquisition
      expenses         24.2       4.8         24.7      18.6     13.7        4.2    90.2
                     --------------------------------------------------------------------
Operating income
  before other
  operating
  expenses           $ 37.6    $ 13.1       $ 12.2    $  3.9   $ 16.5     $ 12.5    95.8
                     =============================================================
Other operating
  expenses                                                                          52.3<FN3>
                                                                                  -------
Net operating
  income before
  taxes                                                                          $  43.5
                                                                                 ========

<FN1>
Includes defined benefit and defined contribution plan products and services.
<FN2>
Includes non-insurance activities and products in runoff (e.g.YRT,DI).
<FN3>
Includes other operating expenses from the Closed Block of approximately
$0.1 million for the quarter ended December 31, 1998.


ALLMERICA FINANCIAL CORPORATION
ALLMERICA FINANCIAL SERVICES
OPERATING INCOME BY PRODUCT LINE


(In millions)                  Year ended December 31, 1999
                                Variable                      Group
                   Individual  Universal  Universal  Closed  Retirement   All
                    Annuities     Life       Life     Block   Products   Others   Total
                                                              <FN1>      <FN2>
REVENUES
  Premiums           $  0.0    $  0.0       $  0.2    $ 52.2   $  0.9     $  1.2  $ 54.5
  Universal life
    and investment
    product policy
    fees              192.7      75.1         68.1       0.0     23.4        0.0   359.3
  Net investment
    income             70.4       0.8         78.4      53.7     79.4       22.1   304.8
  Other income         33.9       4.5          0.9       0.0      8.8       39.6    87.7
                     --------------------------------------------------------------------
    Total
      operating
      revenue         297.0      80.4        147.6     105.9    112.5       62.9   806.3
                     --------------------------------------------------------------------
POLICY BENEFITS,
CLAIMS AND
OPERATING EXPENSES
  Policy benefits,
    claims and
    losses             76.6      23.2         68.9      88.9     57.9        5.5   321.0
  Policy acquisition
    expenses           36.5       6.8         19.6       2.5      2.6        0.0    68.0
                    ---------------------------------------------------------------------
    Total policy
      benefits,
      claims, and
      policy
      acquisition
      expenses        113.1      30.0         88.5      91.4     60.5        5.5   389.0
                     --------------------------------------------------------------------
Operating income
  before other
  operating
  expenses           $183.9    $ 50.4       $ 59.1    $ 14.5   $ 52.0     $ 57.4   417.3
                    ============================================================
Other operating
  expenses                                                                         211.8 <FN3>
                                                                                --------
Net operating
  income before
  taxes                                                                          $ 205.5
                                                                                ========

<FN1>
Includes defined benefit and defined contribution plan products and services.
<FN2>
Includes non-insurance activities and products in runoff (e.g.YRT,DI).
<FN3>
Includes other operating expenses from the Closed Block of approximately
$0.1 million for the year ended December 31, 1999.



(In millions)                  Year ended December 31, 1998
                               Variable                       Group
                   Individual  Universal  Universal  Closed  Retirement   All
                    Annuities     Life       Life     Block   Products   Others   Total
                                                               <FN1>      <FN2>
REVENUES
  Premiums           $  0.0    $  0.0       $  0.0    $ 55.4   $  1.0     $  1.7  $ 58.1
  Universal life
    and investment
    product policy
    fees              137.0      64.7         71.2       0.0     23.7        0.0   296.6
  Net investment
    income             71.6      (0.8)        79.7      53.3     85.5       17.1   306.4
  Other income         25.0       3.6          0.8       0.0      9.0       24.5    62.9
                     --------------------------------------------------------------------
    Total
      operating
      revenue         233.6      67.5        151.7     108.7    119.2       43.3   724.0
                     --------------------------------------------------------------------
POLICY BENEFITS,
CLAIMS AND
OPERATING EXPENSES
  Policy benefits,
    claims and
    losses             53.3      22.0         79.0      95.0     57.1        7.9   314.3
  Policy acquisition
    expenses           31.6       4.2         21.7       2.7      2.3        0.0    62.5
                    ---------------------------------------------------------------------
    Total policy
      benefits,
      claims, and
      policy
      acquisition
      expenses         84.9      26.2        100.7      97.7     59.4        7.9   376.8
                     --------------------------------------------------------------------
Operating income
  before other
  operating
  expenses           $148.7    $ 41.3       $ 51.0    $ 11.0   $ 59.8     $ 35.4   347.2
                     ============================================================
Other operating
  expenses                                                                         178.2 <FN3>
                                                                                  -------
Net operating
  income before
  taxes                                                                          $ 169.0
                                                                                 ========

<FN1>
Includes defined benefit and defined contribution plan products and services.
<FN2>
Includes non-insurance activities and products in runoff (e.g.YRT,DI).
<FN3>
Includes other operating expenses from the Closed Block of approximately
$0.7 million for the year ended December 31, 1998.


ALLMERICA FINANCIAL CORPORATION
ALLMERICA FINANCIAL SERVICES
PREMIUMS, DEPOSITS AND OTHER INCOME

                             Quarter ended           Year ended
                              December 31            December 31
                                              %                           %
(In millions)               1999    1998   Change     1999     1998    Change

STATUTORY PREMIUMS AND
DEPOSITS

SUMMARY
 Insurance
  Traditional life         $ 14.9  $ 10.4    43.3   $   77.4  $   55.9  38.5
   Universal life            17.7     3.8     N/M       71.8      23.6   N/M
   Variable universal life   52.2    42.9    21.7      187.0     158.7  17.8
   Individual health          0.1     0.1     0.0        0.3       0.6 (50.0)
   Group variable
    universal life           64.3    50.1    28.3       94.9      73.3  29.5
                           --------------------------------------------------
     Total insurance        149.2   107.3    39.0      431.4     312.1  38.2
                           -------------------------------------------------
 Annuities
  Separate account
   annuities                483.2   463.6     4.2    1,922.2   2,583.6 (25.6)
  General account
   annuities                166.9   239.7   (30.4)     830.2     622.2  33.4
  Retirement investment
   accounts                   2.9     3.7   (21.6)      16.4      20.1 (18.4)
                            --------------------------------------------------
     Total individual
      annuities             653.0   707.0    (7.6)   2,768.8   3,225.9 (14.2)

  Group annuities           107.1   161.9   (33.8)     409.3     563.9 (27.4)
                           --------------------------------------------------
     Total annuities        760.1   868.9   (12.5)   3,178.1   3,789.8 (16.1)
                           --------------------------------------------------
 Total premiums and
  deposits                 $909.3  $976.2    (6.9)  $3,609.5  $4,101.9 (12.0)
                           ==================================================
COMPONENTS
 Insurance
  Traditional life
   New business premium    $  0.8  $  0.8     0.0   $   11.9  $   12.6  (5.6)
   Renewal premium and
    deposits                 14.1     9.6    46.9       65.5      43.3  51.3
                           --------------------------------------------------
                           $ 14.9  $ 10.4    43.3   $   77.4  $   55.9  38.5
                           ==================================================
  Universal life
   New business premium    $  0.1  $  0.0     N/M   $    0.5  $    0.2   N/M
   Renewal premium and
    deposits                 17.6     3.8     N/M       71.3      23.4   N/M
                           --------------------------------------------------
                           $ 17.7  $  3.8     N/M   $   71.8  $   23.6   N/M
                           ==================================================
  Variable universal life
   New business premium    $ 28.0  $ 21.4    30.8   $   97.7  $   74.8  30.6
   Renewal premium and
    deposits                 24.2    21.5    12.6       89.3      83.9   6.4
                           --------------------------------------------------
                           $ 52.2  $ 42.9    21.7   $  187.0  $  158.7  17.8
                           ==================================================

Individual annuities by
 distribution channel

 Agency                    $206.1  $189.3    8.9   $  930.1  $  871.3   6.7
 Select                     175.3   124.3   41.0      633.1     609.8   3.8
 Kemper                     171.3   199.3  (14.0)     637.3     884.1 (27.9)
 Pioneer                     59.0    90.8  (35.0)     317.5     359.0 (11.6)
 Delaware                    37.3    94.0  (60.3)     219.6     469.3 (53.2)
 Fulcrum                      1.1     5.6  (80.4)      14.8      12.3  20.3
 Retirement investment
  accounts                    2.9     3.7  (21.6)      16.4      20.1 (18.4)
                           -------------------------------------------------
                           $653.0  $707.0   (7.6)  $2,768.8  $3,225.9 (14.2)
                           =================================================

GAAP OTHER INCOME
(Excluding Closed Block)
 Investment management
  fees                     $ 10.3  $  7.8   32.1   $   39.3  $   31.0  26.8
 Brokerage income             7.8     5.4   44.4       24.3      19.3  25.9
 Other                        9.7     5.6   73.2       24.1      12.6  91.3
                           -------------------------------------------------
                           $ 27.8  $ 18.8   47.9   $   87.7  $   62.9  39.4
                           =================================================

ALLMERICA FINANCIAL CORPORATION
ALLMERICA FINANCIAL SERVICES
FUTURE POLICY BENEFITS AND ACCOUNT BALANCES


                                     December 31   December 31
(In millions)                           1999          1998       % Change

GENERAL ACCOUNT RESERVES
  Insurance
    Traditional life, excluding
      Closed Block                    $    37.7     $    36.3       3.9
    Universal life                        816.1         845.3      (3.5)
    Variable universal life               136.3         109.8      24.1
    Individual health                     273.0         267.8       1.9
    Group variable universal life          10.0           3.1       N/M
                                      ----------------------------------
      Total insurance                   1,273.1       1,262.3       0.1
                                      ----------------------------------
  Annuities
    Individual annuities                1,218.9       1,226.9      (0.7)
    Group annuities                       870.9       1,000.8     (13.0)
                                      ----------------------------------
      Total annuities                   2,089.8       2,227.7      (6.2)
                                      ----------------------------------
Total general account reserves        $ 3,362.9     $ 3,490.0      (3.6)
                                      ==================================

SEPARATE ACCOUNT LIABILITIES
    Variable individual life          $ 1,244.8     $   921.8      35.0
    Variable individual annuities      13,872.6      10,570.9      31.2
                                      ----------------------------------
      Total individual                 15,117.4      11,492.7      31.5

  Group variable universal life           260.5         161.2      61.6
  Group annuities                       2,251.0       2,037.6      10.5
                                      ----------------------------------
    Total group                         2,511.5       2,198.8      14.2
                                      ----------------------------------
Total separate account liabilities    $17,628.9     $13,691.5      28.8
                                      ==================================


                                             Year ended December 31
(In millions)                            1999          1998      % Change
UNIVERSAL LIFE
  Policyholder deposits, beginning
    of period                            $   772.3     $   810.9     (4.8)
  Withdrawals during the period              (56.3)        (64.6)   (12.8)
  Net premiums and deposits during
    the period                                23.0          23.6     (2.5)
  Interest credited during the period         36.6          41.4    (11.6)
  Insurance and administrative charges       (65.5)        (68.1)    (3.8)
  Reinsurance adjustment                      25.1          29.1    (13.7)
                                         ---------------------------------
  Outstanding deposits, end of period        735.2         772.3     (4.8)
  Other universal life benefit
    liabilities                               80.9          73.0     10.8
                                         ---------------------------------
Total universal life policy benefit
  balances                               $   816.1     $   845.3     (3.5)
                                         =================================

ALLMERICA FINANCIAL CORPORATION
ALLMERICA ASSET MANAGEMENT
CONDENSED INCOME STATEMENTS AND SUPPLEMENTAL INFORMATION


                                   Quarter ended            Year ended
                                    December 31             December 31
                                               %                          %
(In millions)                  1999   1998  Change    1999      1998   Change
INTEREST MARGINS ON GICS
  Net investment income        $30.9  $31.9  (3.1)  $  137.9  $  111.3  23.9
  Interest credited             26.9   26.1   3.1      118.6      89.3  32.8
                               ----------------------------------------------
    Net interest margin          4.0    5.8 (31.0)      19.3      22.0 (12.3)
                               ----------------------------------------------
OTHER INCOME AND EXPENSES
  External fees and other
    income                       1.8    1.7   5.9        6.2       4.0  55.0
  Internal fees and other
    income                       1.5    1.5   0.0        6.4       6.4   0.0
  Other operating expenses       2.0    2.3 (13.0)       8.4       8.7  (3.4)
                               ----------------------------------------------
  Net operating income before
    taxes                        5.3    6.7 (20.9)      23.5      23.7  (0.8)

  Net realized investment
    (losses) gains              (9.8)  11.0   N/M      (23.3)     10.0   N/M
                               ----------------------------------------------
  Net income before taxes      $(4.5) $17.7   N/M   $    0.2  $   33.7 (99.4)
                               ==============================================

                                                   Year ended December 31
(In millions)                                    1999       1998    % Change
GIC DEPOSITS
  Outstanding GIC deposits, beginning of period  $ 1,791.8  $   985.2   81.9
  Withdrawals during the period                   (1,580.1)    (339.4)   N/M
  Deposits during the period <FN1>                 1,036.3    1,056.7   (1.9)
  Interest credited during the period                118.6       89.3   32.8
                                                 ----------------------------
  Outstanding GIC deposits, end of period        $ 1,366.6  $ 1,791.8  (23.7)
                                                 ============================

<FN1>
Includes $3.0 and $0.3 million of traditional GIC deposits for the years ended December 31, 1999 and 1998, respectively.



                                                      December 31
(In millions)                                       1999        1998
GIC SCHEDULED MATURITIES
  1999                                           $    0.0     $  337.5
  2000                                               83.1         83.7
  2001                                              121.4         25.8
  2002                                               33.3         31.9
  2003+                                             105.0          0.0
                                                 ----------------------
                                                    342.8<FN1>   478.9
  Floating rate funding agreement balances        1,023.8      1,312.9
                                                 ----------------------
                                                 $1,366.6     $1,791.8
                                                 ======================

<FN1>
Includes $198.4 million of fixed rate funding agreement balances for the year ended December 31, 1999.


ALLMERICA FINANCIAL CORPORATION
CORPORATE
CONDENSED INCOME STATEMENTS

                      Quarter ended December 31      Year ended December 31
(In millions)         1999      1998   % Change     1999      1998  % Change
REVENUES
 Net investment
  income             $  1.1    $  3.0   (63.3)     $  6.0    $ 11.9   (49.6)
 Other income           0.0       0.0     0.0         0.0       1.0     N/M
                     -------------------------------------------------------
  Total operating
   revenue              1.1       3.0   (63.3)        6.0      12.9   (53.5)

OPERATING EXPENSES
 Interest expense       3.9       4.6   (15.2)       15.4      16.0    (3.8)
 Other operating
  expenses             13.3      13.7    (2.9)       49.9      47.8     4.4
                     -------------------------------------------------------
  Total operating
   expenses            17.2      18.3    (6.0)       65.3      63.8     2.4
                     -------------------------------------------------------
Net operating loss
 before taxes and
 minority interest    (16.1)    (15.3)    5.2       (59.3)    (50.9)   16.5
Net realized
 investment
 (losses) gains        (0.8)      0.4     N/M        (3.2)      0.8     N/M
                     -------------------------------------------------------
Net loss before
 taxes and minority
 interest            $(16.9)   $(14.9)   13.4      $(62.5)   $(50.1)   24.8
                     =======================================================

ALLMERICA FINANCIAL CORPORATION
NET INVESTMENT INCOME, INCLUDING CLOSED BLOCK

(In millions, except yields)                         Year ended December 31, 1999

                               Allmerica        Allmerica
              Risk             Financial          Asset
            Management  Yield  Services  Yield  Management  Yield  Corporate  Yield  Total  Yield
             <FN1>                                                   <FN2>
Fixed
 maturities  $217.0     6.65%  $221.6    8.20%  $114.2      6.64%  $ 2.4       6.23%  $555.2 7.18%
Equity
 securities     1.4     2.69%     1.0    1.41%     0.0      0.00%    0.0       0.00%     2.4 1.97%
Mortgages       0.0     0.00%    41.7    8.37%    14.4      8.31%    0.0       0.00%    56.1 8.36%
All other       7.3     0.00%    49.3    0.00%    12.2      0.00%    2.6       0.00%    71.4 0.00%
Investment
 expenses      (4.3)    0.00%    (8.8)   0.00%    (2.6)     0.00%    0.0       0.00%   (15.7)0.00%
             ------------------------------------------------------------------------------------
Total        $221.4     6.40%  $304.8    7.39%  $138.2      7.16%  $ 5.0       4.43%  $669.4 6.95%
             =====================================================================================

<FN1>  Includes purchase accounting adjustments of $4.6 million for the year ended December 31, 1999.
<FN2>  Includes corporate eliminations of $1.0 million for the year ended December 31, 1999.


(In millions, except yields)                         Year ended December 31, 1998

                               Allmerica        Allmerica
              Risk             Financial          Asset
            Management  Yield  Services  Yield  Management  Yield  Corporate  Yield  Total  Yield
             <FN1>                                                   <FN2>
Fixed
 maturities  $223.0     6.65%  $232.0    8.18%  $ 84.7      6.82%  $ 8.3      6.95%  $548.0 7.25%
Equity
 securities     6.6     1.76%     0.6    0.88%     0.0      0.00%    0.0      0.00%     7.2 1.61%
Mortgages       0.0     0.00%    49.8    9.72%    17.9      10.8%    0.0      0.00%    67.7 9.98%
All other       4.8     0.00%    32.4    0.00%    10.8      0.00%    1.8      0.00%    49.8 0.00%
Investment
 expenses      (4.6)    0.00%    (8.4)   0.00%    (2.0)     0.00%    0.0      0.00%   (15.0)0.00%
             -----------------------------------------------------------------------------------

Total        $229.8     6.02%  $306.4    7.56%  $111.4      7.67%  $10.1      6.02%  $657.7 6.93%
             ====================================================================================

<FN1>  Includes purchase accounting adjustments of $4.0 million for the year ended December 31, 1998.
<FN2>  Includes corporate eliminations of $1.8 million for the year ended December 31, 1998.


ALLMERICA FINANCIAL CORPORATION
HISTORICAL FINANCIAL HIGHLIGHTS


(In millions, except
per share data)       1999    Q4 99      Q3 99     Q2 99    Q1 99      1998      Q4 98     Q3 98     Q2 98      Q1 98
NET OPERATING
INCOME BEFORE
TAXES AND MINORITY
INTEREST <FN1>

 Risk
  Management        $ 199.6 $    65.0 $    49.5 $    55.3 $    29.8 $   149.6 $    52.4 $    24.6 $    34.9  $   37.7
                    ---------------------------------------------------------------------------------------------------
 Asset
 Accumulation
  Allmerica
   Financial
   Services           205.5      54.2      54.7      47.7      48.9     169.0      43.5      39.1      44.2      42.2
  Allmerica Asset
   Management          23.5       5.3       5.7       6.8       5.7      23.7       6.7       6.9       6.2       3.9
                    ---------------------------------------------------------------------------------------------------
                      229.0      59.5      60.4      54.5      54.6     192.7      50.2      46.0      50.4      46.1
                    ---------------------------------------------------------------------------------------------------
 Corporate            (59.3)    (16.1)    (13.7)    (13.5)    (16.0)    (50.9)    (15.3)    (10.6)    (12.7)    (12.3)
                    ---------------------------------------------------------------------------------------------------
 Total net
  operating income
  before federal
  income taxes and
  minority interest   369.3     108.4      96.2      96.3      68.4     291.4      87.3      60.0      72.6      71.5
 Federal income
  taxes on
  operating income    (72.4)    (23.6)    (16.4)    (19.3)    (13.1)    (53.1)    (13.8)    (10.7)    (12.2)    (16.4)
 Minority interest:
  Distributions on
   mandatorily
   redeemable
   preferred
   securities of a
   subsidiary
   trust              (16.0)     (4.0)     (4.0)     (4.0)     (4.0)    (16.0)     (4.0)     (4.0)     (4.0)     (4.0)
  Equity in earnings    0.0       0.0       0.0       0.0       0.0      (9.8)     (2.4)     (1.9)     (1.7)     (3.8)
                    ---------------------------------------------------------------------------------------------------
 Consolidated net
  operating income  $ 280.9 $    80.8 $    75.8 $    73.0 $    51.3 $   212.5 $    67.1 $    43.4 $    54.7 $    47.3
                    ==================================================================================================
INCOME FROM
 CONTINUING
 OPERATIONS         $ 345.1 $    68.4 $    59.1 $    66.8 $   150.8 $   214.7 $    67.7 $    24.3 $    59.2 $    63.5
                    ==================================================================================================
NET INCOME          $ 295.8 $    68.4 $    13.1 $    60.2 $   154.1 $   201.2 $    65.9 $     8.2 $    60.3 $    66.8
                    ==================================================================================================

PER SHARE DATA
(DILUTED)
 NET OPERATING
  INCOME            $  5.06 $    1.48 $     1.3 $    1.32 $    0.89 $    3.52 $    1.12 $    0.71 $    0.91 $    0.78
 INCOME FROM
 CONTINUING
  OPERATIONS        $  6.21 $    1.25 $    1.08 $    1.21 $    2.61 $    3.56 $    1.13 $    0.40 $    0.98 $    1.05
 NET INCOME         $  5.33 $    1.25 $    0.24 $    1.09 $    2.67 $    3.33 $    1.10 $    0.13 $    1.00 $    1.11
 DIVIDENDS          $  0.25 $    0.00 $    0.25 $    0.00 $    0.00 $    0.15 $    0.00 $    0.05 $    0.05 $    0.05

WEIGHTED AVERAGE
SHARES OUTSTANDING
(DILUTED)              55.5      54.6      54.7      55.1      57.7      60.3      59.9      60.6      60.5      60.3


BALANCE SHEET
 Total investments          $ 7,888.7 $ 8,265.7 $ 9,043.7 $ 9,163.1           $ 9,057.6 $ 9,169.0 $ 9,274.0 $ 8,923.8
 Separate account
  asets                     $17,629.6 $15,102.1 $15,635.9 $14,329.4           $13,697.7 $11,424.9 $12,260.5 $11,425.4
 Total assets               $30,769.6 $29,080.0 $29,826.4 $28,461.2           $27,653.1 $25,233.5 $25,816.4 $24,511.8
 Total shareholders'
  equity                    $ 2,240.2 $ 2,213.2 $ 2,248.7 $ 2,387.5           $ 2,458.6 $ 2,480.3 $ 2,539.4 $ 2,468.8
 Book value per
  share                     $   41.32 $   40.86 $   41.49 $   42.30           $   41.95 $   41.02 $   42.04 $   40.94
 Book value per
  share,
  excluding
  SFAS No.115               $   42.71 $   41.76 $   41.45 $   40.97           $   38.87 $   38.08 $   38.01 $   37.07

<FN1> Net operating income excludes net realized gains (losses) and other non-
operating items, net of taxes and minority interest.


ALLMERICA FINANCIAL CORPORATION
HISTORICAL FINANCIAL HIGHLIGHTS


(In millions, except
per share data)       1997    Q4 97     Q3 97     Q2 97     Q1 97     1996      Q4 96     Q3 96     Q2 96      Q1 96
NET OPERATING
 INCOME BEFORE
 TAXES AND
 MINORITY
 INTEREST <FN1>

  Risk
   Management       $ 174.2 $    54.7 $    36.1 $    45.6 $    37.8 $ 173.1 $    43.6 $    63.0 $    40.0 $    26.5
                    -------------------------------------------------------------------------------------------------
  Asset
   Accumulation
    Allmerica
     Financial
     Services         134.6      35.0      37.8      32.0      29.8   106.8      28.2      27.4      28.0      23.2
    Allmerica
     Asset
     Management        18.4       4.6       5.2       5.4       3.2    11.5       5.4       2.8       2.1       1.2
                    -------------------------------------------------------------------------------------------------
                      153.0      39.6      43.0      37.4      33.0   118.3      33.6      30.2      30.1      24.4
                    -------------------------------------------------------------------------------------------------
  Corporate           (48.0)    (17.2)    (11.8)     (8.0)    (11.0)  (58.0)    (21.8)    (10.4)    (11.5)    (14.3)
                    -------------------------------------------------------------------------------------------------
Total net
 operating income
 before federal
 income taxes and
 minority interest    279.2      77.1      67.3      75.0      59.8   233.4      55.4      82.8      58.6      36.6
Federal income
 taxes on
 operating income     (63.4)    (16.7)    (16.0)    (18.9)    (11.8)  (50.8)    (11.2)    (21.5)    (14.8)     (3.3)
Minority interest:
 Distributions
  on mandatorily
  redeemable
  preferred
  securities of
  a subsidiary
  trust               (14.5)     (4.0)     (4.1)     (4.0)     (2.4)    0.0       0.0       0.0       0.0       0.0
Equity in earnings    (37.0)     (5.4)     (0.5)    (16.5)    (14.6)  (61.5)    (14.9)    (21.7)    (13.3)    (11.6)
                    -------------------------------------------------------------------------------------------------
Consolidated net
 operating income   $ 164.3 $    51.0 $    46.7 $    35.6 $    31.0 $ 121.1 $    29.3 $    39.6 $    30.5 $    21.7
                    =================================================================================================
INCOME FROM
 CONTINUING
 OPERATIONS         $ 192.6 $    89.6 $    55.6 $    33.9 $    13.5 $ 164.4 $    37.4 $    43.6 $    39.7 $    43.7
                    ================================================================================================
NET INCOME          $ 209.2 $    94.9 $    60.7 $    37.7 $    15.9 $ 181.9 $    45.3 $    46.7 $    42.6 $    47.3
                    ================================================================================================
PER SHARE DATA
 (DILUTED)
  NET OPERATING
   INCOME           $  3.00 $    0.85 $    0.80 $    0.71 $    0.62 $  2.41 $    0.58 $    0.79 $    0.61 $    0.43
  INCOME FROM
   CONTINUING
   OPERATIONSCC     $  3.52 $    1.49 $    0.95 $    0.67 $    0.27 $  3.29 $    0.76 $    0.87 $    0.79 $    0.87
  NET INCOME        $  3.82 $    1.58 $    1.04 $    0.75 $    0.32 $  3.63 $    0.91 $    0.93 $    0.85 $    0.94
  DIVIDENDS         $  0.20 $    0.05 $    0.05 $    0.05 $    0.05 $  0.20 $    0.05 $    0.05 $    0.05 $    0.05
WEIGHTED AVERAGE
 SHARES
 OUTSTANDING
 (DILUTED)             54.8      60.2      58.4      50.3      50.2    50.1      50.1      50.1      50.1      50.1

BALANCE SHEET
 Total investments          $ 8,700.7 $ 8,741.1 $ 8,808.4 $ 8,758.3         $ 8,993.4 $ 9,247.2 $ 9,439.6 $ 9,479.2
 Separate account
  assets                    $ 9,755.4 $ 9,233.6 $ 8,036.3 $ 6,705.8         $ 6,233.0 $ 5,586.8 $ 5,197.9 $ 4,761.6
 Total assets               $22,549.0 $21,967.2 $20,963.5 $19,625.6         $18,970.3 $18,728.5 $18,506.1 $18,162.7
 Total shareholders'
  equity                    $ 2,381.3 $ 2,263.4 $ 1,782.5 $ 1,672.0         $ 1,724.7 $ 1,633.0 $ 1,563.5 $ 1,555.9
 Book value per
  share                     $   39.71 $   37.74 $   35.47 $   33.35         $   34.40 $   32.57 $   31.20 $   31.03
 Book value per
  share,
  excluding
  SFAS
  No.115                    $   36.08 $   34.54 $   32.66 $   31.97         $   31.78 $   30.92 $   30.04 $   29.24

<FN1> Net operating income excludes net realized gains (losses) and other non-
operating items, net of taxes and minority interest.


ALLMERICA FINANCIAL CORPORATION
HISTORICAL FINANCIAL HIGHLIGHTS


(In millions, except
per share data)                                              1995      Q4 95     Q3 95     Q2 95     Q1 95
NET OPERATING INCOME BEFORE TAXES
 AND MINORITY INTEREST <FN1>

  Risk Management                                          $ 212.0 $    54.6 $    58.0 $    51.4 $    48.0
                                                           ------------------------------------------------
  Asset Accumulation
   Allmerica Financial Services                               60.0      15.4      16.0      11.4      17.2
   Allmerica Asset Management                                 12.2       3.5       2.5       3.8       2.4
                                                           ------------------------------------------------
                                                              72.2      18.9      18.5      15.2      19.6
                                                           ------------------------------------------------
  Corporate                                                  (47.8)    (15.4)    (11.7)     (9.6)    (11.1)
                                                           ------------------------------------------------
Total net operating income
 before federal income taxes
 and minority interest                                       236.4      58.1      64.8      57.0      56.5
Federal income taxes on
 operating income                                            (67.4)    (20.2)    (17.8)    (14.1)    (15.3)
Minority interest:
  Distributions on mandatorily
   redeemable preferred securities
   of a subsidiary trust                                       0.0       0.0       0.0       0.0       0.0
  Equity in earnings                                         (69.2)    (15.4)    (19.4)    (18.3)    (16.1)
                                                            -----------------------------------------------
Consolidated net operating income                           $ 99.8 $    22.5 $    27.6 $    24.6 $    25.1
                                                            ===============================================
INCOME FROM CONTINUING OPERATIONS                           $117.9 $    34.2 $    25.6 $    24.2 $    33.9
                                                            ===============================================
NET INCOME                                                  $133.9 $    40.7 $    30.1 $    26.4 $    36.7
                                                           ================================================
PER SHARE DATA
 (DILUTED)
  NET OPERATING INCOME                                      $ 1.99 $    0.45 $    0.55 $    0.49 $    0.50
  INCOME FROM CONTINUING OPERATIONS                         $ 2.35 $    0.68 $    0.51 $    0.48 $    0.68
  NET INCOME                                                $ 2.67 $    0.81 $    0.60 $    0.53 $    0.73
  DIVIDENDS                                                 $ 0.05 $    0.05 $    0.00 $    0.00 $    0.00

WEIGHTED AVERAGE SHARES
 OUTSTANDING (DILUTED)                                        50.1      50.1      50.1      50.1      50.1

BALANCE SHEET
 Total investments                                                 $ 9,430.7 $ 9,898.1 $ 9,941.5 $     0.0
 Separate account assets                                           $ 4,348.8 $ 4,076.7 $ 3,659.2 $     0.0
 Total assets                                                      $17,757.7 $17,163.8 $16,798.7 $     0.0
 Total shareholders' equity                                        $ 1,574.2 $ 1,255.5 $ 1,230.1 $     0.0
 Book value per share                                              $   31.40 $   25.04 $   24.54 $     0.0
 Book value per share, excluding
  SFAS No. 115                                                     $   28.35 $   23.23 $   22.63 $     0.0

<FN1> Net operating income excludes net realized gains (losses) and other non-
operating items, net of taxes and minority interest.


CORPORATE OFFICES AND PRINCIPAL SUBSIDIARIES

Allmerica Financial
440 Lincoln Street
Worcester, MA 01653


The Hanover Insurance Company
100 North Parkway
Worcester, MA 01605

Citizens Insurance Company of America
645 West Grand River
Howell, MI 48843


MARKET AND DIVIDEND INFORMATION

The following information shows trading activity for the Company for the periods indicated:

Quarter Ended                           1999
                         Price Range
                                                   Dividends
                         High     Low              Per Share
March 31                $57.88  $50.19               $0.00
June 30                 $62.25  $54.50               $0.00
September 30            $58.44  $47.56               $0.25
December 31             $59.69  $46.50               $0.00


Quarter Ended                           1998
                         Price Range
                                                   Dividends
                         High     Low              Per Share
March 31                $66.38  $42.31               $0.05
June 30                 $72.13  $61.31               $0.05
September 30            $72.13  $57.31               $0.05
December 31             $57.88  $39.25               $0.00


INDUSTRY RATINGS

                                    A.M.      Standard                Duff &
Claims Paying                       Best      & Poors     Moody's     Phelps
-----------------------------------------------------------------------------
First Allmerica Financial
Life Insurance Company (a)           A           AA-        A1          AA
-----------------------------------------------------------------------------
Allmerica Financial Life
Insurance and Annuity Company (b)    A           AA-        A1          AA
-----------------------------------------------------------------------------
The Hanover Insurance Company        A           AA-        A1           -
-----------------------------------------------------------------------------
Citizens Insurance Company
  of America                         A            -          -            -

(a)   Formerly State Mutual Life Assurance Company of America
(b)   Formerly SMA Life Assurance Company



                                       Standard                       Duff &
Debt Ratings                           & Poors       Moody's          Phelps
-----------------------------------------------------------------------------
Allmerica Financial Corporation
     Senior Debt                          A-           A2               A+
-----------------------------------------------------------------------------
Allmerica Financial Corporation
     Capital Securities                  BBB           A2               -
-----------------------------------------------------------------------------
Allmerica Financial Corporation
     Short Term Debt                     A1+           P1               -
-----------------------------------------------------------------------------
First Allmerica Financial
  Life Insurance Company
     Short Term Debt                     A1+           P1               -
-----------------------------------------------------------------------------


TRANSFER AGENT
First Chicago Trust Company of New York
A Division of EquiServe, LP
525 Washington Boulevard
Jersey City, NJ 01303-2512
1-800-317-4454


COMMON STOCK

Common stock of Allmerica Financial Corporation is traded on the New York Stock Exchange under the symbol "AFC".


INQUIRIES

Henry P. St. Cyr, CFA
Vice President, Investor Relations
(508) 855-2959
hstcyr@Allmerica.com

William J. Steglitz, CPA
Manager, Investor Relations
(508) 855-3883
wsteglitz@Allmerica.com


INVESTOR INFORMATION LINE

Dial 1-800-407-5222 to receive additional printed information, fax-on-demand services or other prerecorded messages.

Please visit our internet site at www.Allmerica.com